UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

SCHEDULE 14A
(Rule 14a-101)

_________________

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

ALPHA COGNITION INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE AND PROXY STATEMENT
FOR THE
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 19, 2025

April 30, 2025

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the annual general meeting (the “Meeting”) of the shareholders of Alpha Cognition Inc. (the “Company”) will be held at 215 E Dallas Rd, Grapevine, Texas 76051 on June 19, 2025 at 9:00 a.m. (CST) for the following purposes:

1.      to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2024, together with the report of the auditor thereon;

2.      to set the number of directors that constitutes the Board of the Company at six (6);

3.      to elect directors of the Company for the ensuing year;

4.      to appoint Manning Elliott LLP, Chartered Professional Accountants as the auditor of the Company for the ensuing year and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditor;

5.      to approve an ordinary resolution ratifying, confirming and approving the adoption of the Company’s 2025 Stock and Incentive Plan; and

6.      to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

Accompanying this Notice is a Proxy Statement and Information Circular (the “Proxy Statement”), the Company’s Annual Report on Form 10-K (the “Annual Report”), a form of proxy (the “Proxy”) or voting instruction form, and a request card for use by Shareholders who wish to receive the Company’s interim and/or annual financial statements. The Proxy Statement provides additional information relating to the matters to be considered at the Meeting and forms part of this Notice.

The Board of Directors has fixed the close of business on April 22, 2025 as the record date for determining the shareholders who are entitled to receive notice of, and to vote at, the Meeting or any adjournment thereof. A shareholder entitled to vote at the Meeting is entitled to appoint a proxyholder to attend and vote in his/her stead. If you are unable to attend the Meeting, or any adjournment thereof, in person, please date, execute, and return the enclosed Proxy in accordance with the instructions set out in the notes to the Proxy and any accompanying information from your intermediary. We encourage shareholders currently planning to participate in the Meeting to submit their Proxy in advance to ensure their votes will be counted if they are unable to attend.

DATED at Grapevine, Texas, this 30th day of April, 2025.

ON BEHALF OF THE BOARD OF DIRECTORS
By:	/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

These securityholder materials are being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 19, 2025

In this Proxy Statement and Information Circular (the “Proxy Statement”), all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars. As at April 25, 2025, one Canadian dollar was equal to approximately $0.7213 in U.S. Currency.

GENERAL

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Alpha Cognition Inc., a British Columbia corporation (the “Company” or “Alpha”), for use at the Annual General Meeting of Shareholders (the “Meeting”) of the Company to be held at 9:00 a.m. (CST) on June 19, 2025, to be held at 215 E Dallas Rd, Grapevine, Texas 76051, or at any adjournment or postponement thereof.

This Proxy Statement, the Notice of Meeting, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and the accompanying proxy card will be made available to shareholders on or about May 5, 2025 electronically at the following websites www.envisionreports.com/AlphaCognition2025AGM and www.alphacognition.com/investors/agm/.

The cost of solicitation will be paid by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation, therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

Our principal executive offices are located at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051 and our telephone number is 858-344-4375. Our administrative offices are located at 1200-750 West Pender Street, Vancouver, British Columbia, V6C, 2T8, Canada.

All references to currency in this Proxy Statement are to United States dollars, unless otherwise indicated. References to “C$” refer to Canadian dollars.

Information regarding the proxies solicited by management and the Board in connection with the Meeting is set out in the section below under the heading “General Proxy Information”.

In this Proxy Statement, references to “Common Shares” means common shares without par value in the capital of the Company. “Registered Shareholders” means Shareholders whose names appear on the records of the Company as the registered holders of Common Shares. “Non-Registered Shareholders” means Shareholders who do not hold Common Shares in their own name. “Intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Non-Registered Shareholders.

MATTERS TO BE ACTED UPON

The Meeting has been called for the following purposes:

1.      to receive and consider the annual financial statements of the Company for the fiscal year ended December 31, 2024, together with the report of the auditor thereon;

2.      to set the number of directors that constitutes the Board of the Company at six (6);

3.      to elect directors of the Company for the ensuing year;

4.      to appoint Manning Elliott LLP, Chartered Professional Accountants as the auditor of the Company for the ensuing year and to authorize the Audit Committee of the Board of Directors to fix the remuneration to be paid to the auditor;

5.      to approve an ordinary resolution (the “New Incentive Plan Resolution”) ratifying, confirming and approving the adoption of the Company’s 2025 Stock and Incentive Plan; and

6.      to transact any other business which may properly come before the Meeting, or any adjournment or postponement thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 19, 2025

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are now furnishing proxy materials on the Internet pursuant to so-called “notice and access” rules. Instructions on how to access and review the proxy materials, which include this Proxy Statement, our Annual Report to Shareholders (Annual Report on Form 10-K) and the accompanying form of proxy, on the Internet can be found on the notice of access card sent to shareholders by the Company or in the voting instructions form you receive from your intermediary. These materials can be accessed on the internet at www.envisionreports.com/AlphaCognition2025AGM or http://www.alphacognition.com/investors/agm/. Directions for attending the Meeting and voting at the Meeting can also be found at this website. You may also request paper copies by calling 866-962-0498 (if you have a 15 digit control number on your notice and access card) or 877-907-7643 (if you have a 16 digit control number on your notice and access card).

The Company has elected not to use the procedure known as “stratification” in relation to shareholders under the “notice and access” rules. Stratification occurs when a reporting issuer using the “notice and access” rules provides a paper copy of proxy-related materials to some, but not all, of its shareholders.

The Company will provide to any shareholder, upon request, one copy of any of the following documents:

(a)     the Company’s Annual Report to Shareholders, which includes its latest Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)    the comparative financial statements and management’s discussion and analysis of the Company for the Company’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the Company’s most recently completed financial year;

(c)     this Proxy Statement; and

(d)    a form of proxy (the “Proxy”).

Copies of the foregoing documents are also available on the Company’s website at http://www.alphacognition.com/investors/agm/ and copies of the above documents will be provided by the Corporate Secretary, upon request: by mail at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051; or by email at info@alphacognition.com, free of charge to shareholders. The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder and who requests a copy of any such document. Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Additional information relating to the Company is available electronically on SEDAR at www.sedarplus.ca and on EDGAR at www.sec.gov/edgar.shtml.

GENERAL PROXY INFORMATION

Solicitation of Proxies

The solicitation of proxies will be primarily by mail, but proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company. The Company will bear all costs of this solicitation. We have arranged to send meeting materials directly to Registered Shareholders, as well as Non-Registered Shareholders who have consented to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (non-objecting beneficial owners). We have not arranged for Intermediaries to forward the meeting materials to Non-Registered Shareholders who have objected to their ownership information being disclosed by the Intermediary holding the Common Shares on their behalf (objecting beneficial owners). As a result, objecting beneficial owners will not receive the Proxy Statement and associated meeting materials unless their Intermediary assumes the costs of delivery.

Appointment and Revocation of Proxies

The individuals named in the accompanying Proxy are officers of the Company or solicitors for the Company. If you are a Registered Shareholder, you have the right to attend the Meeting or vote by proxy and to appoint a person or company other than the person designated in the Proxy, who need not be a Shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by inserting the name of that other person in the blank space provided in the Proxy or by completing and delivering another suitable form of Proxy.

If you are a Registered Shareholder and wish to have your shares voted at the Meeting, you will be required to either attend the Meeting or submit your vote by proxy. Registered Shareholders electing to submit a proxy may do so pursuant to the instructions below under “Voting by Registered Shareholders”.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment or postponement thereof at which the Proxy is to be used.

Every Proxy may be revoked by an instrument in writing:

(i)     executed by the Shareholder or by his/her attorney authorized in writing or, where the Shareholder is a company, by a duly authorized officer or attorney of the company; and

(ii)    delivered either to the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement thereof, at which the Proxy is to be used, or to the chairman of the Meeting on the day of the Meeting or any adjournment or postponement thereof, or in any other manner provided by law.

Only Registered Shareholders have the right to revoke a Proxy. Non-Registered Shareholders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf. If you are a Non-Registered Shareholder, see “Voting by Non-Registered Shareholders” below for further information on how to vote your Common Shares.

Exercise of Discretion by Proxyholder

If you have the right to vote by proxy, the persons named in the Proxy will vote or withhold/abstain from voting the Common Shares represented thereby in accordance with your instructions. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

(i)     each matter or group of matters identified therein for which a choice is not specified;

(ii)    any amendment to or variation of any matter identified therein;

(iii)   any other matter that properly comes before the Meeting; and

(iv)   exercise of discretion of the proxyholder.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the election of each nominee to the Board and the approval of each matter before the shareholders.

Management is not currently aware of any other matters that could come before the Meeting.

Voting by Registered Shareholders

If you are a Registered Shareholder, you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing, dating and signing the enclosed form of Proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), in accordance with the instructions on the Proxy. Alternatively, Registered Shareholders may vote their shares via the internet at www.investorvote.com or by telephone by calling 1-866-732-8683 as per the instructions provided on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the proxy is to be used. If completed Proxies are received after said deadline, they shall not be accepted for the purpose of voting at the Meeting unless authorized by the Chairman of the Meeting, in his or her sole discretion.

Voting by Non-Registered Shareholders

The following information is of significant importance to Shareholders who do not hold Common Shares in their own name. Non-Registered Shareholders should note that the only Proxies that can be recognized and acted upon at the Meeting are those deposited by Registered Shareholders.

If Common Shares are listed in an account statement provided to a Shareholder by an Intermediary, then in almost all cases those Common Shares will not be registered in the Shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the name of the Shareholder’s Intermediary or an agent of that Intermediary. In Canada, the vast majority of such Common Shares are registered under the name of CDS & Co. as nominee for The Canadian Depositary for Securities Limited (which acts as depositary for many Canadian brokerage firms and custodian banks), and in the United States, under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many United States brokerage firms and custodian banks).

If you have consented to disclosure of your ownership information, you will receive a request for voting instructions from the Company (through Computershare). If you have declined to disclose your ownership information, you may receive a request for voting instructions from your Intermediary if they have assumed the cost of delivering the Proxy Statement and associated meeting materials. Every Intermediary has its own mailing procedures and provides its own return instructions to clients. However, most Intermediaries now delegate responsibility for obtaining voting instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada.

If you are a Non-Registered Shareholder, you should carefully follow the instructions on the voting instruction form received from Computershare or Broadridge in order to ensure that your Common Shares are voted at the Meeting. The voting instruction form supplied to you will be similar to the Proxy provided to the Registered Shareholders by the Company. However, its purpose is limited to instructing the Intermediary on how to vote on your behalf.

The voting instruction form sent by Computershare or Broadridge will name the same persons as the Company’s proxy to represent you at the Meeting. Although as a Non-Registered Shareholder you may not be recognized directly at the Meeting for the purposes of voting Common Shares registered in the name of your Intermediary, you, or a person designated by you (who need not be a Shareholder), may attend at the Meeting as Proxyholder for your Intermediary and vote your Common Shares in that capacity. To exercise this right to attend the meeting or appoint a Proxyholder of your own choosing, you should insert your own name or the name of the desired representative in the blank space provided in the voting instruction form. Alternatively, you may provide other written instructions requesting that you or your desired representative attend the Meeting as Proxyholder for your Intermediary. The completed voting instruction form or other written instructions must then be returned in accordance with the instructions on the form.

If you receive a voting instruction form from Computershare or Broadridge, you cannot use it to vote Common Shares directly at the Meeting. The voting instruction form must be completed as described above and returned in accordance with its instructions well in advance of the Meeting in order to have the Common Shares voted.

VOTING PROCEDURE AND BROKER NON-VOTES

A quorum for the transaction of business at a meeting of Shareholders is two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least 33¹/₃% of the Shares entitled to be voted at the Meeting.

Brokers and other intermediaries, holding shares in street name for non-registered holders, are required to vote the shares in the manner directed by the non-registered holder (see discussion above). Under the rules of the New York Stock Exchange (the “NYSE”) (which governs United States brokers in these matters regardless of whether the issuer is listed on the NYSE), brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections) unless the beneficial owner of such shares has given voting instructions on the matter.

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted, and the broker does not or can not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. An abstention or broker non-vote will not have any effect on the outcome for the election of directors other than fewer votes being cast in favor of the nominees. Approval of the matters related to setting the number of directors and the approval of the New Incentive Plan Resolution require a majority of the shares cast by the shareholders who vote in respect of such proposal and therefore abstentions and broker non-votes will not have any effect on the outcome of such mattters. The appointment of Manning Elliott LLP is a routine matter on which brokers may exercise discretion to vote shares.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted “FOR” fixing the number of directors at six (6), “FOR” the election of each of the nominees to the Board named in this Proxy Statement, “FOR” the appointment of Manning Elliott LLP, as independent auditors of the Company for the fiscal year ending December 31, 2025 and to authorize the Audit Committee of the Board of Directors to fix their remuneration and “FOR” the approval of the New Incentive Plan Resolution. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

To be effective, each matter which is submitted to a vote of shareholders, other than for the election of directors and the approval of auditors, must be approved by a majority of the votes cast by the shareholders voting in person or by proxy at the Meeting. The ordinary resolutions requiring “disinterested” shareholder approval for the passing of same must be approved by a simple majority of the votes cast by disinterested shareholders voting in person or by proxy at the Meeting.

RECORD DATE AND QUORUM

The Board has fixed the record date for the Meeting as the close of business on April 22, 2025 (the “Record Date”). Shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their Common Shares at the Meeting, except to the extent that any such Shareholder transfers any Common Shares after the Record Date and the transferee of those Common Shares establishes that the transferee owns the Common Shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of Shareholders entitled to vote at the Meeting, in which case, only such transferee shall be entitled to vote such Common Shares at the Meeting. Every registered Shareholder who is present in person, by proxy or by authorized representative and entitled to vote at the Meeting shall have one vote and every Shareholder entitled to vote at the Meeting shall on a ballot have one vote for each Common Share they hold.

Under the Articles of the Company, the quorum for the transaction of business at a meeting of Shareholders is two or more persons who are, or who represent by proxy, shareholders who in the aggregate hold at least 33¹/₃% of the Shares entitled to be voted at the Meeting.

VOTING SECURITIES

The authorized capital of the Company consists of an unlimited number of Common Shares without par value, an unlimited number of Restricted Shares, and an unlimited number of Preferred Shares. As at the Record Date, there were 16,019,787 Common Shares issued and outstanding, no Restricted Shares issued and outstanding, and 316,655 Preferred Shares issued and outstanding.

Pursuant to the Company’s Articles, the outstanding voting shares of the Company have the following rights:

•        The holders of the Common Shares are entitled to notice of, to attend, and to vote at all meetings of the Company’s Shareholders. Holders of Common Shares are entitled to one vote per Common Share. Holders of Common Shares do not have cumulative voting rights.

•        The holders of the Restricted Shares are entitled to receive notice of and attend all meetings of the Shareholders of the Company and are entitled to vote at meetings of the holders of Common Shares, except those holders of Restricted Shares are not entitled to vote for the election or removal of directors of the Company. As at the Record Date, there were no Restricted Shares issued and outstanding.

•        The holders of the Preferred Shares will be entitled to receive notice of and attend all meetings of the Shareholders of the Company and will be entitled to vote at meetings of the holders of Common Shares. The holders of Preferred Shares will vote together with holders of Common Shares and Restricted Shares as a single class. Holders of Preferred Shares are entitled to one vote per Preferred Share. Holders of Preferred Shares do not have cumulative voting rights.

PRINCIPAL STOCKHOLDERS

The following table sets forth information concerning beneficial ownership of our capital stock outstanding as of the date of this prospectus, by: (1) each of our directors and nominees to serve as director; (2) each of our named executive officers; (3) our current directors and executive officers as a group and (4) stockholders that beneficially own 5% or more of our voting shares.

As of April 30, 2025 there were 16,019,787 common shares issued and outstanding and 316,655 Class B preferred Series A shares issued and outstanding. Each common share entitles the holder thereof to one vote. Each share of Class B preferred Series A shares entitles the holder thereof to one vote.

The information regarding beneficial ownership of our capital stock has been presented in accordance with the rules of the SEC. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (1) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (2) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, subject to applicable community property laws.

Ownership by Management

	Amount of Beneficial Ownership		Percent of Common Shares(1)	Percent of Class B Preferred Series A Shares(1)	Percent of Total Voting Stock(1)
Name of Beneficial Owner	Common Shares	Class B Preferred Series A Shares
Named Executive Officers and Directors
Len Mertz, Chairman of the Board(2)	382,671	95,343	2.4%	30.1%	2.9%
Ken Cawkell, Director(3)	406,846	80,000	2.5%	25.3%	3.0%
John Havens, Director(4)	331,878	—	2.1%		2.0%
Phillip Mertz, Director(5)	191,379	70,6565	1.2%	22.3%	1.6%
Michael McFadden, Chief Executive Officer(6)	543,743	—	3.4%	—	3.3%
Lauren D’Angelo, Chief Operating Officer(7)	318,250	—	1.9%	—	1.8%
Rajeev ‘Rob’ Bakshi, Director(8)	54,800	—	*	—	*
Henry Du, Vice President of Finance and Accounting and interim Chief Financial Officer(9)	5,334	—	*	—	*
Donald Kalkofen, Former Chief Financial Officer(10)	14,700	—	*	—	*
Robert Wills, Director(11)	—	—	0%	—	0%
All directors and officers as a group (nine persons)	2,249,601	245,999	14.0%	77.7%	15.3%

____________

Notes:

*        – less than 1%

Unless otherwise noted, the address of each of the persons listed above is 1200-750 West Pender Street, Vancouver, BC, V6C, 2T8.

(1)      The percentage is calculated on a partially diluted basis and based on 16,019,787 shares of Common Stock issued and outstanding and 316,655 Class B Preferred Series A Shares issued and outstanding as of April 30, 2025, plus shares persons have the right to acquire within 60 days of April 30, 2025.

(2)      324,006 common shares, 95,343 preferred class B shares, 58,665 vested stock options; beneficial ownership includes 100,481 common shares and 35,328 preferred class B shares held by Mertz Holdings over which Len Mertz and Phillip Mertz have shared voting and dispositive control. Beneficial ownership does not include 53,623 unvested options.

(3)      218,476 common shares, 80,000 preferred class B shares, 20,062 warrants, 28,666 vested stock options and 139,642 vested performance shares. Beneficial ownership does not include 37,164 unvested options.

(4)      285,587 common shares, and 46,291 vested stock options. Beneficial ownership does not include 37,853 unvested options.

(5)      150,713 common shares, 70,656 preferred class B shares, 40,666 vested stock options; beneficial ownership includes 100,481 common shares and 35,328 preferred class B shares held by Mertz Holdings over which Len Mertz and Phillip Mertz have shared voting and dispositive control. Beneficial ownership does not include 37,164 unvested options.

(6)      14,142 common shares, 2,727 warrants, and 526,874 vested stock options. Beneficial ownership does not include 493,892 unvested options.

(7)      318,250 vested stock options. Beneficial ownership does not include 299,779 unvested options.

(8)      14,134 common shares, and 40,666 vested stock options. Beneficial ownership does not include 37,164 unvested options.

(9)      5,334 vested stock options. Beneficial ownership does not include 26,666 unvested options.

(10)    14,700 common shares. Mr. Kalkofen’s employment was terminated effective October 1, 2024 and all remaining options expired December 30, 2024.

(11)    Beneficial ownership does not include 3,752 unvested options.

Ownership by Principal Stockholders

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Common Shares(1)	Percent of Class B Preferred Series A Shares(1)	Percent of Total Voting Stock(1)
	Common Shares	Class B Preferred Series A Shares
5% Stockholder
James Besser(2) c/o Manchester Management Company, LLC 2 Calle Candina, #1701 San Juan, Puerto Rico, 00907 United States of America	1,003,203	—	6.2%	—	6.1%
Frank Morgan(3) c/o Manchester Management Company, LLC 2 Calle Candina, #1701 San Juan, Puerto Rico, 00907 United States of America	821,181	—	5.1%	—	5%
AWM Investment Company Inc.(4) 527 Madison Avenue Suite 2600 New York, NY 10022	1,043,478	—	6.5%	—	6.4%
Solas Capital Management, LLC(5) 1063 Post Road, 2nd Floor Darien, CT 06820	1,393,328	—	8.7%	—	8.6%
Ikarian Capital, LLC(6) 100 Crescent Court, Suite 1620, Dallas, Texas 75201	967,867	—	6%	—	5.9%
Funicular Funds, LP(7) 601 California Street, Suite 1151, San Francisco, CA 94108	868,448	—	5.4%	—	5.3%

____________

Notes:

(1)      The information relating to the above share ownership was obtained by the Company from insider reports and beneficial ownership reports on Schedule 13D/13G filed with the SEC or available at www.sedi.ca, or from the shareholder. The percentage is calculated on a partially diluted basis and based on 16,019,787 shares of Common Stock issued and outstanding and 316,655 Class B Preferred Series A Shares issued and outstanding as of April 30, 2025, plus shares persons have the right to acquire within 60 days of January 10, 2025.

(2)      Consists of 210,000 common shares over which Mr. Besser exercises sole voting and dispositive power and 793,203 common shares of which he exercises shared voting and dispositive power, including with Mr. Frank Morgan.

(3)      Consists of 45,000 common shares over which Mr. Morgan exercises sole voting and dispositive power and 776,181 common shares of which he exercises share voting and dispositive power, including with Mr. James Besser.

(4)      AWM Investment Company, Inc., a Delaware corporation (AWM), is the investment adviser to Special Situations Cayman Fund, L.P. (CAYMAN), Special Situations Fund III QP, L.P. (SSFQP) and Special Situations Life Sciences Fund, L.P. (SSLS). (CAYMAN, SSFQP and SSLS will hereafter be referred to as the Funds). As the investment adviser to the Funds, AWM holds sole voting and investment power over 161,620 shares of Common Stock of the Issuer (the Shares) held by CAYMAN, 544,032 Shares held by SSFQP and 347,826 Shares held by SSLS

(5)      Solas Capital Management, LLC, a Delaware limited liability company, is an investment adviser that is registered under the Investment Advisers Act of 1940. Solas Capital Management, LLC, which serves as the investment manager to two private funds (“Funds”) and as sub-adviser to another private fund (“Other Fund”), which hold securities for the benefit of their investors, and Mr. Frederick Tucker Golden, as Portfolio Manager of Solas Capital Management, LLC,, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of Common Stock held by the Funds and by the Other Fund. Pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, each of the Funds expressly disclaims beneficial ownership over any of the securities reported in this statement, and the filing of this statement shall not be construed as an admission that any of the Funds are the beneficial owner of any of the securities reported herein.

(6)      Ikarian Capital, LLC, a Delaware limited liability company (“Ikarian Capital”). Represents shares held by Ikarian Healthcare Master Fund, L.P., a Cayman Islands exempted limited partnership (the “Fund”), and certain separate managed accounts. Ikarian Capital is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and serves as investment manager to the Fund and as sub-adviser to the Managed Accounts, and may be deemed to have beneficial ownership of the securities through the investment discretion it has over the Fund and the Managed Accounts. Ikarian Capital is ultimately controlled, indirectly, by Mr. Neil Shahrestani. Accordingly, Mr. Shahrestani may be deemed to indirectly beneficially own securities beneficially owned by Ikarian Capital. The Fund disclaims beneficial ownership of the shares held by the Managed Accounts. The Managed Accounts disclaim beneficial ownership of the shares held by the Fund.

(7)      Cable Car Capital, LP, a Delaware limited liability company, as the General Partner of Funicular Funds, LP, a Delaware limited liability company, and Jacob Ma-Weaver, as the Managing Member of Cable Car Capital, LP, may each be deemed the beneficial owner of the shares held by Funicular Funds, LP.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein.

For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Company’s directors, the only matters to be placed before the Meeting are those set forth in the accompanying Notice of Meeting and discussed below.

1.      PRESENTATION OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Company for the fiscal year ended December 31, 2024 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken. The Company’s financial statements are available on the System of Electronic Document Analysis and Retrieval (SEDAR+) website at www.sedarplus.ca and on EDGAR at www.sec.gov.

2.      SETTING OF THE NUMBER OF DIRECTORS THAT CONSTITUTES THE BOARD

Our Articles provide that the number of directors should not be fewer than three (3) directors. There are currently six (6) directors of the Company. At the Meeting, it is proposed to fix the number of directors that constitutes the Board at six (6).

The allowable votes with respect to this proposal are “For,” “Against” and “Abstain”. Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Abstentions and broker non-votes are not votes “cast” on this matters and will have no effect on this matter. Unless otherwise instructed by the shareholder, the persons named in the form of proxy shall vote the shares represented by the proxy “FOR” fixing the number of directors at six (6).

The board recommends a vote “FOR” Setting THE TOTAL NUMBER OF DIRECTORS AT SIX.

3.      ELECTION OF DIRECTORS

The Board proposes that the following six nominees be elected as directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Michael McFadden, Kenneth Cawkell, Rajeev “Rob” Bakshi, Len Mertz, Phillip Mertz and Robert Wills. Each of the nominees is currently a director on the Board. John Havens, a current director of the Board, determined not to run for re-election and will cease to be a director immediately following the Meeting on June 19, 2025.

Directors and Nominees

The following table sets out the names of each of the Board’s current directors and nominees, their positions and offices in the Company, principal occupations, the period of time that they have been directors of the Company, and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	Principal Occupation(1)
Michael McFadden Texas, United States CEO and Director Nominee	March 28, 2021

Mr. McFadden’s principal occupation is acting as the CEO of the Company. Prior to this he was Chief Commercial Officer (CCO) for MPower Health, and Chief Commercial Officer at Urovant Sciences (Nasdaq: UROV).

Kenneth Cawkell British Columbia, Canada Corporate Secretary and Director Nominee	March 18, 2021

Mr. Cawkell co-founded Cawkell Brodie LLP, a Vancouver based law firm, where he acted as managing partner from 1987 to 2022. Mr. Cawkell is a founder and CEO of Neurodyn Life Sciences Inc., a private biotech company focused on developing natural based products to promote healthy ageing. Mr. Cawkell is also a founder of Alpha Cognition Inc.

Name, Residence and Present Position within the Company	Director Since	Principal Occupation(1)
Rajeev “Rob” Bakshi(3)(4) British Columbia, Canada Director Nominee	November 15, 2017	Mr. Bakshi has been the CEO of Active Witness Corp. from 2018 to present.
Len Mertz(3)(5) Texas, United States Chairman and Director Nominee	March 18, 2021

Mr. Mertz is Chairman of Shannon West Texas Memorial Hospital and a cofounder of Mayne & Mertz, Inc. an oil & gas exploration company. Mr. Mertz is also on the board of the First National Bank of Mertzon.

Phillip Mertz(4) Virginia, United States Director Nominee	March 18, 2021

Mr. Mertz is the President of Cenizas Labs, a software and electronics development company, and is a partner in Mertz Holdings. Mr. Mertz is also a cofounder of Secure Open Solutions, a cybersecurity and compliance management company. Previously Mr. Mertz led business development for CNG Energy, and worked as a management consultant with Touchstone Consulting Group.

Robert Wills(5) New Jersey, United States Director Nominee	April 7, 2025

Mr. Wills is Chairman of the Board of Milestone Pharmaceuticals, Inc. (Nasdaq: MIST), serves on as a board member at Parion Sciences, Inc., and as a board member at Oncternal Therapeutics (Nasdaq: ONCT).

John Havens(3)(5) Texas, United States Director Not Standing for Re-election	March 18, 2021	President of Seismic Exchange, Inc.

____________

Notes:

(1)      The information as to principal occupation, business or employment and Common Shares beneficially owned or controlled or directed is not within the knowledge of management of the Company and has been furnished by the respective nominees. Unless otherwise stated above, the nominees named above have held the principal occupation or employment indicated for at least the five preceding years.

(2)      The information in this table does not include convertible securities, such as options or warrants that may be held by such persons.

(3)      Member of the Audit Committee.

(4)      Member of the Compensation Committee

(5)      Member of the Governance and Nominating Committee

Members of the Board of Directors hold office until the Company’s next annual general meeting of shareholders or until his or her successor have been duly appointed or elected and qualified.

Director Biographies

The following are brief biographies of the Corporation’s nominees for election to the Board:

Michael McFadden, 57, Chief Executive Officer since April 12, 2021 and Director since March 28, 2021

Mr. McFadden brings more than 30 years of successful leadership experience spanning pre-IND drug discovery through the commercialization and has launched over a dozen therapies in neurology, psychiatry, endocrinology and urology. He has over 16 years’ experience in neuroscience. Mr. McFadden’s principal occupation has been acting Chief Executive Officer of the Company since April 12, 2021. Prior to that Mr. McFadden was Chief Commercial Officer at MPower Health from February 2020 through April 2021, Chief Commercial Officer at Urovant Sciences

(Nasdaq: UROV) from January 2018 through November 2019, and SVP Sales and Marketing at Avanir Pharmaceuticals (Nasdaq: AVNR) from April 2015 through January 2017. Prior to these roles, Mr. McFadden held leadership roles at Amylin Pharmaceuticals (Nasdaq: AMLN) and Pharmacia. He serves on advisory board at MPower Health.

We believe that Mr. McFadden is qualified to serve on our board of directors due to his current role as Chief Executive Officer of the Company and his extensive experience in the industry.

Kenneth Cawkell, 73, Corporate Secretary and Director since March 18, 2021

Mr. Cawkell co-founded Cawkell Brodie LLP, a Vancouver based law firm, where he was acting as managing partner from 1987 to 2022, when he retired from practice. Mr. Cawkell was the founder of the Company and served as Company’s Chief Executive Officer through its qualifying transaction in April of 2021. He has also served as Corporate Secretary and a consultant to the Company since March 18, 2021 to current. Mr. Cawkell is the founder and CEO of Neurodyn Life Sciences Inc., a private biotech company focused on developing natural based products to treat Alzheimer’s and other neurodegenerative diseases. He has been active in the biotech industry within public, private and venture capital markets as a professional advisor and as a principal or investor for over 25 years.

We believe that Mr. Cawkell is qualified to serve on our board of directors due to his legal expertise and extensive experience with the Company and in developing treatments for Alzheimer’s disease.

Rejeev ‘Rob’ Bakshi, 65, Director since November 15, 2017

Mr. Bakshi has been the Chief Executive Officer of Active Witness Corp., a private early stage technology company focused on developing innovative access control solutions for secured buildings, from 2018 to present. Mr. Bakshi was the co-founder of technology company, Silent Witness Enterprises Ltd., which was listed on the TSX and NASDAQ. He oversaw the company’s growth strategy before being sold to Honeywell for approximately $90 million in 2003. Since then, he has been involved with industrial land development, building a Convention Centre in Calgary and other strategic investments. In 2009, Mr. Bakshi began working with a South Korean company to establish Apivio Systems Inc. He led the strategy to turn the business into a Canadian company, putting together an independent board of directors, financing, and corporate governance in his capacity as Executive Chairman. In 2013, he was appointed CEO and was responsible for taking the company public. Apivio Systems Inc. was acquired by Nuri Telecom Company in an all-cash transaction in the spring of 2017. Mr. Bakshi is an accomplished real estate and technology investor and advises both private and public companies.

We believe that Mr. Bakshi is qualified to serve on our board of directors due to his experience with NASDAQ and TSX cross-listed companies.

Len Mertz, 69, Chairman and Director since March 18, 2021

Mr. Mertz has been a director since Alpha Cognition’s founding and was named Chairman in 2021. Mr. Mertz’ principal occupation has been as the Chairman of Shannon West Texas Memorial Hospital, a CMS rated 5-star hospital, with currently budgeted gross revenues exceeding $1 billion and since January 1982 as a co-founder and partner of Mayne & Mertz, Inc. an oil & gas exploration company. He has over 35 years of experience as a co-founder, board member, or investor in various companies including Triumvira Immunologics and Akido Labs. In addition, he serves on the board of the First National Bank of Mertzon. He began his career as a certified public accountant and obtained his BBA in Finance with Highest Honors and his Masters in Professional Accounting both from the University of Texas at Austin.

We believe that Mr. Mertz is qualified to serve on our board of directors due to his experience with the Company and his training as a certified public accountant.

Phillip Mertz, 40, Director since March 18, 2021

Mr. Mertz became a director of Alpha Cognition in 2019. He is the Co-founder and President of Cenizas Labs Inc., a technology company leading innovation in neurotechnology and artificial intelligence. He is also a partner at Cenizas Capital and Mertz Holdings, through which he invests in emerging ventures, including Alpha Cognition. Mr. Mertz is a founding partner behind Secure Open Solutions, a firm helping federal contractors meet cybersecurity and regulatory compliance requirements. Earlier in his career, he led business development for CNG Energy and worked as a management consultant with Touchstone Consulting Group. He graduated from Harvard University in 2006 with an A.B. in Economics.

We believe that Mr. Mertz is qualified to serve on our board of directors due to his experience with neurotechnology and neurodegenerative diseases.

Robert Wills, 71, Director since April 7, 2025

Dr. Wills brings decades of experience in the pharmaceutical and biotechnology industries, with a distinguished career in drug development, corporate strategy, and executive leadership. Dr. Wills joins the Board with over four decades of experience as a leader in the pharmaceutical industry. Dr Wills serves as Chairman of the Board of Milestone Pharmaceuticals, Inc. (Nasdaq: MIST), serves on as a board member at Parion Sciences, Inc., and a board member at Oncternal Therapeutics (Nasdaq: ONCT). Dr Wills previously served as the Chairman of the Board of CymaBay Therapeutics (Nasdaq: CBAY) prior to the acquisition by Gilead Sciences, Inc. in March 2024, and served as Executive Chairman of GTx, Inc. from 2015-2019. Prior to that he spent over 25 years at Johnson & Johnson. His roles included Vice President, Alliance Management, Janssen Pharmaceutical Companies of Johnson & Johnson and as Senior Vice President Global Development, where he was responsible for the R&D pipeline and a member of the R&D Board of Directors. Dr. Wills holds a B.S. in Biochemistry and a M.S. in Pharmaceutics from the University of Wisconsin and a Ph.D. in Pharmaceutics from the University of Texas.

We believe that Mr. Wills is qualified to serve on our board of directors due to his experience in drug development and executive leadership.

John Havens, 68, Director since March 18, 2021

Since 1978, Mr. Havens’ principal occupation has been as the President of Seismic Exchange, Inc. Mr. Havens also has a long history as an entrepreneur as both a founder and significant investor in various industries, with a focus on growth through vertical integration and strategic acquisitions. He has served as Vice Chairman/Board Member of the Houston Astros and as an active member of numerous other business and community boards.

Family Relationships

There are no family relationships among any of our directors or executive officers, except that Len Mertz is the father of Phillip Mertz.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Director Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders

To our knowledge, no director or executive officer of Alpha Cognition is, as of the date hereof, or was within ten years before the date hereof, a director, chief executive officer or chief financial officer of any company (including Alpha Cognition), that:

(a)     was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)    was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Mr. Cawkell is a director of Centurion Minerals Ltd. (“Centurion”). Centurion was subject to a cease trade order (the “Centurion CTO”) issued by the British Columbia Securities Commission on December 5, 2017, for failure to file its audited annual financial statements for the year ended July 31, 2017. Subsequently, Centurion dismissed its auditor on February 13, 2018, as its board of directors lost confidence in the former auditors’ ability to complete the audit in a timely fashion, if at all. Centurion engaged a new auditor to complete the audit and filed its audited annual financials for the year ended July 31, 2017, on March 1, 2018 and its first quarter on March 13, 2018. The Centurion CTO was revoked on May 3, 2018.

Mr. Cawkell is a director of Well Health Technologies (“Well Health”). Well Health was subject to a management cease trade order (“Well Health MCTO”) issued by the British Columbia Securities Commission on April 2, 2024 for failure to file its annual filings for the year ended December 31, 2024. The Well Health MCTO prohibited the chief executive officer and the chief financial officer of the Company from trading in securities of the Company for so long as the annual filings were not filed, including the disposition or acquisition of securities of the Company under any automatic plan. During this period, the Company had undertaken not to, directly or indirectly, issue or acquire securities from an insider or employee of the Company. The annual filings were subsequently filed April 14 2024 and the Well Health MCTO was lifted.

Bankruptcies and Other Proceedings

To Alpha Cognition’s knowledge, no director or executive officer of Alpha Cognition, or a shareholder holding a sufficient number of securities of Alpha Cognition to affect materially the control of Alpha Cognition:

(a)     is, as of the date hereof, or has been within the ten years before the date hereof, a director or executive officer of any company (including Alpha Cognition) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)    has, within the ten years before the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)     has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(d)    has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Penalties or Sanctions

To our knowledge, no director or executive officer of Alpha Cognition has been subject to any legal proceeding or other event described in Item 401(f) of Regulation S-K during the past ten years.

Other Directorships

The following sets forth the directors of the Company who are directors of other reporting issuers as at April 30, 2025:

Kenneth Cawkell: Westmount Minerals Corp., Portofino Resources Inc., Centurion Minerals Inc. and Well Health Technologies Corp.

Mr. Wills: Milestone Pharmaceuticals, Inc. and Oncternal Therapeutics

Voting for Election of Directors

(a)     if the number of directors fixed for the time being by the shareholders is the same as the number of nominees standing for election as a director, a nominee is elected as a director by virtue of receiving at least one vote “For”; and

(b)    if the number of directors fixed for the time being by the shareholders is less than the number of nominees standing for election as a director, then the number of nominees equal to the number of directors fixed for the time being who receive the highest proportion of votes cast will be elected as directors.

The allowable votes with respect to the election of directors are “For” and “Withhold”. Directors are elected individually, and cumulative voting is not permitted in the election of directors. Abstentions and broker non-votes will have no effect on this proposal regarding the election of directors. Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the proxies given pursuant to this solicitation will be voted “FOR” the nominees. Although each nominee has agreed to be nominated and serve if elected and the Board anticipates that the six nominees will be available to serve as directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board.

The Board recommends a vote “FOR” each of the nominees for director.

4.      APPOINTMENT OF INDEPENDENT AUDITORS

Manning Elliott LLP (“Manning Elliott”), was appointed as the Company’s independent auditors in 2018. Manning Elliott served as the Company’s independent auditors for the fiscal year ended December 31, 2024, and has been appointed by the Board to continue as the Company’s independent auditor for the fiscal year ending December 31, 2024, and until the next annual general meeting of shareholders.

Representatives of Manning Elliott are not expected to be present at the Meeting, however if in attendance will have the opportunity to make a statement if they desire to do so, and be available to respond to appropriate questions from shareholders.

Although the appointment of Manning Elliott is not required to be submitted to a vote of shareholders, the Board believes it appropriate as a matter of policy to request that Shareholders approve the appointment of the independent auditors for the fiscal year ending December 31, 2024. In the event a majority of the votes cast at the Meeting are not voted in favor of appointment, the adverse vote will be considered as a direction to the Board to select other auditors for the fiscal year ending December 31, 2025.

Section 10A(i) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits the Company’s independent auditor from performing audit services for the Company as well as any services not considered to be “audit services” unless such services are pre-approved by the Audit Committee of the Board, or unless the services meet certain de minimis standards.

Under the Company’s Audit Committee Charter, all non-audit services to be performed by the Company’s independent auditor must be approved in advance by the Audit Committee.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for the fiscal year ended December 31, 2024 were pre-approved by the Audit Committee. The Audit Committee reviews with Manning Elliot LLP whether the non-audit services to be provided are compatible with maintaining the auditor’s independence.

External Auditor Service Fees

The aggregate fees billed to the Company for the last two (2) fiscal years noted below by Manning Elliott LLP, the Company’s auditor, are as follows:

Financial Year Ending	Audit Fees(1)	Audit Related Fees(2)	Tax Fees(3)	All Other Fees(4)
December 31, 2024	$310,539	$65,641	Nil	Nil
December 31, 2023	$175,000	$92,500	Nil	Nil

____________

Notes:

(1)      “Audit Fees” include fees necessary to perform the annual audit and quarterly reviews of the Company’s financial statements. Audit Fees include fees for review of tax provisions and for accounting consultations on matters reflected in the financial statements. Audit Fees also include audit or other attest services required by legislation or regulation, such as comfort letters, consents, reviews of securities filings and statutory audits.

(2)      “Audit-Related Fees” include services that are traditionally performed by the auditor. These audit-related services include employee benefit audits, due diligence assistance, accounting consultations on proposed transactions, internal control reviews and audit or attest services not required by legislation or regulation. Above Audit Related Fees primarily related to review and audit of Financial Statements prepared under Generally Accepted Accounting Principles and fees related to reviewing financials included in drafted US SEC filings.

(3)      “Tax Fees” include fees for all tax services other than those included in “Audit Fees” and “Audit-Related Fees”. This category includes fees for tax compliance, tax planning and tax advice. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions, and requests for rulings or technical advice from tax authorities.

(4)      “All Other Fees” include all other non-audit services.

The allowable votes with respect to this proposal are “For,” “Against” and “Abstain”. Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Unless otherwise instructed by the shareholder, the persons named in the form of proxy shall vote the shares represented by the proxy “FOR” the appointment of Manning Elliott.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF MANNING ELLIOT LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025, AND THE authorizATION OF the AUDIT COMMITTEE to fix their remuneration.

5.      ADOPTION OF THE COMPANY’S 2025 STOCK AND INCENTIVE PLAN

At the Meeting, Shareholders will be asked to approve an ordinary resolution (the “New Incentive Plan Resolution”) ratifying, confirming and approving the adoption of the Company’s 2025 Stock and Incentive Plan (the “New Incentive Plan”). A copy of the New Incentive Plan is attached hereto as Appendix B.

On April 28, 2025, the Board unanimously approved and adopted, subject to the approval of the Shareholders, the New Incentive Plan. The purpose of the New Incentive Plan is to promote the interests of the Company and its Shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Shareholders.

The New Incentive Plan authorizes the compensation committee of the Board or such other committee designated by the Board to administer the New Incentive Plan (the “Committee”) to provide equity based compensation in the form of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), dividend equivalents, or other stock-based awards (collectively, “Awards”).

The Company currently maintains its existing 2022 Option Plan and 2023 Stock Option Plan (collectively, the “Prior Stock Plans”) with options currently only being issuable under the 2023 Stock Option Plan. If the New Stock Incentive Plan is approved by the Shareholders, no further grants will be made under the Prior Stock Plans, though existing grants under the Prior Stock Plans will remain in effect in accordance with the terms of the applicable Prior Stock Plan.

New Incentive Plan Highlights and Certain Important Provisions

•        Overall Share Limit.    The total number of Common Shares reserved under the New Incentive Plan is 2,000,000. As of April 28, 2025, the closing price of a Common Share on the Nasdaq was $5.01.

•        No Evergreen Provision.    The New Incentive Plan does not contain an “evergreen” provision that will automatically increase the number of Common Shares authorized for issuance under the New Incentive Plan.

•        No Repricing of “Underwater” Options.    The New Incentive Plan prohibits the repricing of “underwater” stock options and SARs without shareholder approval. Such prohibition includes (i) amending or modifying the terms of the option or SAR to lower the exercise price; (ii) canceling the underwater option or SAR and granting either (A) replacement options or SARs having a lower exercise price; or (B) restricted stock, RSUs or other stock-based Award in exchange; or (iii) cancelling or repurchasing the underwater option or SAR for cash or other securities.

•        No Discount.    All options and SARs must have an exercise price or grant price, as the case may be, equal to or greater than the fair market value of the underlying Common Shares on the date of grant (unless such Award is granted in substitution for a stock option or SAR previously granted by an entity that is acquired by or merged with the company).

•        No Liberal Change in Control Provisions.    The New Incentive Plan prohibits any award agreement from having a change in control provision that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than the consummation of) a change in control transaction.

•        Awards Subject to Clawback.    Awards under the New Incentive Plan will be subject to our clawback policies, as may be adopted from time to time, and any recovery or penalties pursuant to any applicable law, rule or regulation or applicable stock exchange rule.

New Incentive Plan Benefits

Future benefits under the New Incentive Plan cannot be determined at this time because the grants are at the discretion of the Board or the Committee and because their value may be dependent upon the satisfaction of vesting conditions and the future price of the Common Shares. The Board and the Committee have not granted any incentive awards that are conditional on the approval of this resolution, and there are no existing contractual obligations to issue incentive awards that are contingent upon the approval of this resolution. Because the grant of incentive awards under the New Incentive Plan is at the sole discretion of the Board and the Committee, it cannot currently be determined how many of such incentive awards may be granted in the future to any individual participant (including our named executive officers), all executive officers as a group, all directors as a group, any nominee for election as a director, any associate of an executive officer, director or nominee, any employee of the Company or all employees as a group. No person is set to receive 5% or more of the options or other awards under the New Incentive Plan.

If the New Incentive Plan had been approved at the beginning of the fiscal year ended December 31, 2024, the Company would have issued options and awards during the course of the fiscal year ended December 31, 2024 and the subsequent interim period through to the date of this Proxy Statement, under the New Incentive Plan instead of the Prior Incentive Plans, as follows:

Name and Position	Number of Options	Weighted Average Exercise Price
Michael McFadden, Chief Executive Officer and Director	496,947	$5.93
Lauren D’Angelo, Chief Operating Officer	298,168	$5.93
Henry Du, Vice President of Finance and Accounting, Interim Chief Financial Officer	32,000	$10.84
Len Mertz, Director	55,659	$5.93
Ken Cawkell, Director	38,762	$5.93
John Havens, Director	38,762	$5.93
Phillip Mertz, Director	38,762	$5.93
Rajeev “Rob” Bakshi, Director	38,762	$5.93
Robert Wills, Director	30,019	$4.43
Don Kalkofen, Former Chief Financial Officer	—	$—
Executive Group	827,115	$6.12
Non-Executive Director Group	240,726	$5.74
Non-Executive Officer Employee Group	—	$—

Summary of the New Incentive Plan

The following brief summary of the New Incentive Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the New Incentive Plan, a copy of which is attached to this proxy statement as Appendix B.

Eligibility

Eligibility under the New Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any entity controlled by the Company (an “Affiliate”), or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

As of April 30, 2025, there were 51 employees, 3 executive officers, 6 non-employee directors, and 5 consultants, independent contractors or advisors that would be eligible to participate under the New Incentive Plan. Outside of Incentive Stock Options, which, assuming the New Incentive Plan is approved, may not be granted to any person who is not an employee of the Company, a subsidiary or parent (including any non-employee directors) at the time of grant, all classes can participate equally in the equity awards granted under New Incentive Plan. The Committee, in its sole discretion, will determine which eligible persons will receive Awards under the New Incentive Plan.

Common Shares Available for Awards

Subject to customary capitalization adjustments, the aggregate number of Common Shares that may be issued under all Awards under the New Incentive Plan shall equal 2,000,000. In addition, any Common Shares subject to any outstanding award under the Prior Stock Plans (the “Prior Awards”) that, on or after the date the New Incentive Plan is approved by Shareholders, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the participant due to termination or cancellation of such Prior Award will become available under the New Incentive Plan. Any Common Shares subject to an Award that are not purchased or are forfeited or are reacquired by the Company, or that otherwise terminate or are cancelled without the delivery of any Common Shares shall again be available for grant under the New Incentive Plan. Common Shares underlying Awards that can only be paid in cash do not count against the overall New Incentive Plan share limit.

Solely for the avoidance of doubt and without limiting the foregoing, the New Incentive Plan provides that the following Common Shares shall be recycled and again made available for grant under the New Incentive Plan: (i) any Common Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any Common Shares tendered in payment of the exercise price of an option; (ii) any Common Shares withheld by the Company or Common Shares tendered to satisfy tax withholding obligations with respect to an Award; (iii) Common Shares covered by a stock-settled SAR issued under the New Incentive Plan that are not issued in connection with settlement in Common Shares upon exercise; or (iv) Common Shares that are repurchased by the Company using option exercise proceeds. Any Common Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquire by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the New Incentive Plan.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the New Incentive Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Common Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Common Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the annual limitations on Awards to employees, officers, consultants, advisors, and non-employee directors; provided, that the number of Common Shares covered by any Award or to which such Award relates shall always be a whole number.

Types of Awards

Options

The New Incentive Plan authorizes awards of options, including both incentive stock options (“ISOs”) and nonstatutory stock options. Subject to the limitations of the New Incentive Plan, the Committee may grant options for such number of Common Shares and having such terms as the Committee designates.

Options shall vest and be exercisable in the timeframe determined by the Committee, which shall be set forth in the applicable option award agreement. The Committee fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant, except that in the event of an ISO granted to a participant who owns more than ten percent of our stock, the term of the option may not be greater than 5 years from the date of grant. The exercise price of options is established by the Committee and shall not be less than 100% of the fair market value of a Common Share on the date of grant, except when an option is granted in substitution for an option previously granted by an entity that is acquired by or merged with the Company or an Affiliate; provided, that the exercise price of an ISO granted to a participant who owns more than ten percent of our stock shall not be less than 110% of the fair market value of a Common Share on the date of grant. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Common Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through the withholding of Common Shares that would otherwise be issuable in connection with the exercise of the options.

Stock Appreciation Rights

The New Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the fair market value of one Common Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the fair market value of one Common Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Committee. The Committee fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.

Restricted Stock and Restricted Stock Unis

The New Incentive Plan authorizes awards of restricted stock and RSUs, which will confer to the holder Common Shares or a right to receive Common Shares subject to such restrictions as the Committee may impose in an award agreement.

Restricted stock shall be issued at the time such Awards are granted and will be held by the Company or a nominee until they are no longer subject to restrictions. In the case of RSUs, no Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of such RSUs.

Dividend Equivalents

The New Incentive Plan authorizes the Committee to grant dividend equivalents under which the participant shall be entitled to receive payments (in cash, Common Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Shares with respect to a number of Common Shares determined by the Committee. The Committee may not, however, grant dividend equivalents to participants in connection with grants of options, SARs or other Awards the value of which is based solely on an increase in the value of the Common Shares after the grant of such Award, and dividend and dividend equivalent amounts with respect to any Common Share underlying any other Award may be accrued but not paid to a participant until all conditions or restrictions relating to such Common Share have been satisfied, waived or lapsed.

Other Stock-Based Awards

The New Incentive Plan authorizes the Committee to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as are deemed by the Committee to be consistent with the purpose of the New Incentive Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the New Incentive Plan and any applicable award agreement. No “other stock-based Award” shall contain a purchase right or an option-like exercise feature.

Limitations on Awards

No employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 800,000 Common Shares (subject to equitable adjustment in the event of any change in capitalization), in the aggregate in any calendar year. Additionally, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $500,000, subject to certain exceptions for compensation granted to a non-executive chair of the Board, in limited circumstances.

Limited Transferability of Awards

No Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award shall be transferrable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. However, the Committee may allow transfer of an Award if such transfer shall complies with the rules of Form S-8. The Committee may also establish procedures to allow a named beneficiary or beneficiaries to exercise the rights of the participant and receive any property distributable with respect to any Award upon the participant’s death.

Amendment and Termination

The Board may from time to time amend, suspend or terminate the New Incentive Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the New Incentive Plan), materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant’s consent. Any amendment to the New Incentive Plan or to the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.

Prior approval of the Shareholders shall be required to make any amendment to the New Incentive Plan or an Award that would (i) require Shareholder approval under the rules or regulations of the SEC, the Nasdaq, or any other securities exchange that is applicable to the Company; (ii) increase the number of Common Shares authorized under the New Incentive Plan; (iii) increase the annual limitations on Awards to employees, officers, consultants, advisors, and non-employee directors, (iv) permit repricing of options or SARs, which is currently prohibited; (v) permit the award of options or SARs at a price less than 100% of the fair market value of a Common Share on the date of grant; or (vi) increase the maximum term permitted for options and for SARs.

Corporate Transaction

Effective upon the consummation (or immediately prior to the consummation, provided that the consummation subsequently occurs) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event) (a “Corporate Transaction”), the Committee or the Board may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Committee or the Board in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Company, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting, payment, or exercisability of Awards notwithstanding anything to the contrary in the applicable award agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Corporate Transaction.

Clawback Provisions

All Awards under the New Incentive Plan shall be subject to recovery or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, or any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

U.S. Federal Income Tax Consequences

Grant of Options and SARs.    The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs.    Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Common Shares Acquired Upon Exercise of Options and SARs.    The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR, except that the Company may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other Than Options and SARs.    If an Award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the Award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the Award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other Awards granted under the New Incentive Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the Award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the Award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m) of the Internal Revenue Code.

Income Tax Deduction.    Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from Awards made under the New Incentive Plan. However, Section 162(m) of the Internal Revenue Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.    Special rules may apply to individuals subject to Section 16 of the Securities Exchange Act of 1934. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an Award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code.    The Committee intends to administer and interpret the New Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an Award.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE NEW INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Required Vote

Whether or not the New Plan Resolution is approved, all options already granted and currently outstanding under the 2022 Option Plan will remain in effect. However, the policies of the Nasdaq require that unallocated options, rights or entitlements under security-based compensation plans that do not have a fixed maximum number of shares issuable thereunder (a “rolling” plan), which includes the 2023 Stock Option Plan (options are no longer issuable under the 2022 Option Plan), be approved and reaffirmed by shareholders every three year (the “Allocation Period”). As the last Allocation Period expires on June 27, 2026 and the Company is not presenting unallocated options, rights or entitlements under the 2023 Stock Option Plan (the “Unallocated Entitlements”) for approval at the Meeting, if the New Incentive Plan Resolution is not approved, any Unallocated Entitlements under the 2023 Stock Option Plan will not be available for future grants after June 27, 2026, and previously granted options will not be available for reallocation if they are cancelled prior to the exercise, or if they are exercised, which would constitute a reduction of the current limit. Therefore, at the Meeting, shareholders will be asked to consider, and if deemed advisable, to pass the following New Incentive Plan Resolution:

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.      the 2025 Stock and Incentive Plan (the “New Incentive Plan”) of Alpha Cognition Inc. (the “Company”), in substantially the form described in, and attached as Appendix B to the Company’s proxy statement dated April 30, 2025 (the “Proxy Statement”) is hereby ratified, confirmed and approved;

2.      the maximum number of common shares in the capital of the Company (the “Common Shares”) authorized and reserved for issuance under the New Incentive Plan shall be a fixed limit of up to an aggregate of 2,000,000 Common Shares and, for the avoidance of doubt, the limit imposed in the previously adopted 2022 Option Plan and 2023 Stock Option Plan (the “Prior Stock Plans”) is removed provided that no new grants will be made under such Prior Stock Plans; and

3.      any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

The allowable votes with respect to this proposal are “For,” “Against” and “Abstain”. Approval of this proposal requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Abstentions and broker non-votes are not votes “cast” on this matters and will have no effect on this matter. Unless otherwise instructed by the shareholder, the persons named in the form of proxy shall vote the shares represented by the proxy “FOR” the approval of the New Incentive Plan Resolution.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NEW INCENTIVE PLAN RESOLUTION.

BOARD COMPOSITION AND INDEPENDENCE

Board of Directors

The composition of the Board currently consists of the following seven members: Michael McFadden, Len Mertz, Phillip Mertz, Kenneth Cawkell, Rajeev ‘Rob’ Bakshi, John Haven and Robert Wills.

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Nasdaq Listing Rules. Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Nominating Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

As a result, the Board has affirmatively determined that each of Rajeev ‘Rob’ Bakshi, Robert Wills, John Haven, Len Mertz and Phillip Mertz are independent in accordance with the Nadsaq Listing Rules. The Board has also affirmatively determined that all members of our Audit Committee, Governance and Nomination Committee and Compensation Committee are independent directors.

Meetings of the Board

During the fiscal year ended December 31, 2024, the Board held 4 formal directors’ meetings. All matters which required Board approval were consented to in writing by all of the Company’s directors. No director attended fewer than 75% of the meetings of the Board.

Board members are not required to attend the Meeting and all directors attended the 2024 annual meeting of shareholders.

COMMITTEES OF THE BOARD

Audit Committee

We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. Pursuant to Section 224(1) of the Business Corporations Act (British Columbia) and National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) the Company is required to have an audit committee comprised of not less than three directors, a majority of whom are not officers, control persons or employees of the Company or an affiliate of the Company. NI 52-110 requires the Company, as a venture issuer, to disclose annually in its Proxy Statement certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth below.

The Audit Committee consists of Len Mertz (Chair), John Havens and Rajeev ‘Rob’ Bakshi. The Board has determined that Mr. Mertz, Mr. Havens and Mr. Bakshi are “independent” and “financially literate,” within the meaning of Rule 5605 of the Nasdaq Listing Rules and Rule 10A-3 of the Exchange Act. All members of the Audit Committee are “financially literate”, and “independent” as described and defined in Multilateral Instrument 52-110 Audit Committees (“NI 52-110”). The Audit Committee composition complies with the requirements for composition of Audit Committees in NI 52-110 as applicable to venture companies. Our Board has determined that Len Mertz qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K based on education, professional designations held, experience and background.

The members of the Audit Committee are elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a chair is elected by the full Board, the members of the Audit Committee designate a chair by a majority vote of the full Audit Committee membership.

Our Board adopted a written charter for the Audit Committee, which is available on the Company’s website at www.alphacognition.com ann a copy of which is attached hereto as Schedule A.

The Audit Committee’s duties, include, but are not limited to: (i) reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual reports; (ii) discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements; (iii) discussing with management major risk assessment and risk management policies; (iv) monitoring the independence of the independent auditor; (v) verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law; (vi) reviewing the systems for internal corporate controls which have been established by the Board and management; (vii) reviewing and approving all related-party transactions; (viii) inquiring and discussing with management our compliance with applicable laws and regulations; (ix) pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed; (x) appointing or replacing the independent auditor; (xi) determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (xii) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and (xiii) approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

The Audit Committee met 4 times during the fiscal year ended December 31, 2024.

Relevant Education and Experience

Len Mertz — Mr. Mertz has been a director since Alpha Cognition’s founding and was named Chairman in 2021. He is also the Chairman of Shannon West Texas Memorial Hospital, a CMS rated 5-star hospital, with currently budgeted gross revenues exceeding $1 billion. He has over 35 years of experience as a co-founder, board member, or investor in various companies including Triumvira Immunologics and Akido Labs. In addition, he serves on the board of the First National Bank of Mertzon and is a co-founder of Mayne & Mertz, Inc. an oil & gas exploration company. He began his career as a certified public accountant and obtained his BBA in Finance with Highest Honors and his Masters in Professional Accounting both from the University of Texas at Austin. Mr. Mertz’s educational background as a CPA, his experience with First National Bank of Mertzon and his experience as a co-founder, board member and investor in various companies has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. These experiences have provided Mr. Mertz with the skills to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

John Havens — Since 1978, Mr. Havens has been the President of Seismic Exchange, Inc. Mr. Havens also has a long history as an entrepreneur as both a founder and significant investor in various industries, with a focus on growth through vertical integration and strategic acquisitions. He has served as Vice Chairman/Board Member of the Houston Astros and as an active member of numerous other business and community boards. Mr. Havens’ experience working with various public companies in a number of different roles has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. Mr. Havens’ experience allows him to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Rajeev ‘Rob’ Bakshi — Mr. Bakshi was the co-founder of technology company, Silent Witness Enterprises Ltd., which was listed on the TSX and NASDAQ. He oversaw the company’s growth strategy before being sold to Honeywell for approximately $90 million in 2003. Since then, he has been involved with industrial land development, building a Convention Centre in Calgary and other strategic investments. In 2009, Mr. Bakshi began working with a South Korean company to establish Apivio Systems Inc. He led the strategy to turn the business into a Canadian company, putting together an independent board of directors, financing, and corporate governance in his capacity as Executive Chairman. In 2013, he was appointed CEO and was responsible for taking the company public. Apivio Systems Inc. was acquired by Nuri Telecom Company in an all-cash transaction in the spring of 2017. Mr. Bakshi is an accomplished real estate and technology investor and advises both private and public companies. Mr. Bakshi’s experience developing public companies and advising both private and public companies has provided him with an understanding of the accounting principles used by the Company to prepare its financial statements, including the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions. Mr. Bakshi’s experience allows him to analyze and evaluate the Company’s financial statements and understand the internal controls and procedures for financial reporting.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4, 6.1.1(4), 6.1.1(5), 6.1.1(6) or Part 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 6.1.1(4), (5) and (6) provide exemptions in certain circumstances from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the venture issuer. Part 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Report of the Audit Committee

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee acts under a written charter adopted and approved by the Board, which is reviewed by the Board annually. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 of the Exchange Act and Nasdaq Listing Rules. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002 and Item 407(d)(5)(ii) and (iii) of Regulation S-K, the Board has identified Len Mertz as the “Audit Committee Financial Expert.”

The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be nominated for stockholder approval as the Company’s independent auditor. The Audit Committee is responsible for recommending to the Board that the Company’s financial statements and the related management’s discussion and analysis be included in its Annual Report on Form 10-K. The Audit Committee took a number of steps in making this recommendation for the fiscal year ended December 31, 2024.

First, the Audit Committee discussed with Marcum those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

Second, the Audit Committee discussed with Marcum the independence of Manning Elliott and received from Marcum the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees, as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and Manning Elliott the Company’s audited financial statements for the fiscal year ended December 31, 2024 and the related management’s discussion and analysis to be included in the Corporation’s Annual Report on Form 10-K.

Based on the discussions with Marcum concerning the audit, their independence, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that the Corporation’s financial statements and the related management’s discussion and analysis be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Date: April 30, 2025

Len Mertz, Audit Committee Member

Rajeev “Rob” Bakshi, Audit Committee Member

John Havens, Audit Committee Member

Governance and Nomination Committee

The Governance and Nomination Committee consists of Len Mertz, Robert Wills and John Havens who serves as chairperson of the Governance and Nomination Committee. Specific responsibilities of the Nominating Committee include: (i) identifying, evaluating and selecting, or recommending that the Board approve, nominees for election to the Board; (ii) evaluating, on an annual basis, the performance of the Board and of individual directors; (iii) establishing subcommittees for the purpose of evaluating special or unique matters; (iv) evaluating the adequacy of corporate governance practices and reporting; (v) reviewing management succession plans; and (vi) developing and making recommendations to the Board regarding corporate governance guidelines and matters.

Our Board adopted a written charter for the Governance and Nomination Committee, which is available on the Company’s website at www.alphacognition.com.

The Governance and Nomination Committee met 2 times during the fiscal year ended December 31, 2024.

Compensation Committee

The Company’s compensation committee (the “Compensation Committee”) is comprised of two directors of the Company, Phillip Mertz (Chair), and Rob Bakshi. The Board has determined that Phillip Mertz and Rob Bakshi members of the Compensation Committee are “independent” within the meaning of Rule 5605 of the Nasdaq Listing Rules.

The Compensation Committee is responsible for determining the compensation for the directors and the executive officers. The Compensation Committee reviews the adequacy of remuneration for the executive officers by evaluating their performance in light of the Company’s goals and objectives, and by comparing it with other reporting issuers of similar size in the same industry. The Compensation Committee also periodically reviews the adequacy and form of directors’ compensation and recommends to the Board a compensation model that appropriately compensates directors for the responsibilities and risks involved with being a director and a member of one or more committees, as applicable. The Compensation Committee is also responsible for reviewing the executive compensation disclosure before the Company discloses this information publicly. The Compensation Committee is also responsible for: (i) ensuring that the mission and strategic direction of the Company is reviewed annually; (ii) ensuring that the Board and each of its committees carry out its functions in accordance with due process; (iii) assessing the effectiveness of the Board as a whole, each committee of the Board, and the contribution of each individual director; (iv) identifying, recruiting, endorsing, appointing, and orienting new directors; (v) reviewing and making compensation related recommendations and determinations regarding senior executives and directors; and (vi) the Company’s human resources and compensation policies and processes.

Our Board adopted a written charter for the Compensation Committee, which is available on the Company’s website at www.alphacognition.com.

The Compensation Committee met 2 times during the fiscal year ended December 31, 2024.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2023, no member of the Compensation Committee served as an officer or employee of Alpha Cognition. Mr. Bakshi served as Chief Executive Officer of the Company through its qualifying transaction in March of 2021. None of Alpha Cognition’s executive officers serve, or have served during the last fiscal year, as a member of the Board, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of Alpha Cognition’s directors or on the Compensation Committee.

CORPORATE GOVERNANCE

Communications with the Board of Directors

Shareholders may send communications by letter to the Board, the Chair or one or more of the non-management directors or the Chief Executive Officer of the Company at 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051 or by contacting the Chief Executive Officer at 858-344-4375. The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the Board or appropriate committee(s) of the Board.

Orientation and Continuing Education

Management of the Company takes steps to ensure that its directors and officers are continually updated as to the latest corporate and securities policies which may affect the directors, officers, committee members and the Company as a whole. The Company continually reviews the latest securities rules and policies. Any such changes or new requirements are then brought to the attention of the Company’s directors either by way of a director or committee meetings or circulated in a memorandum.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors. The Board has appointed a non-executive Chairman of the Board to assist the independent directors in risk oversight. Due to the size of the Board, the independent directors are able to closely monitor the activities of our Company. In addition, the independent directors are able to meet independently with the Company’s independent registered public accounting firm without management to discuss the Company’s financial statements and related audits. Therefore, the Board has determined that the current structure of the Board with a non-executive Chairman is sufficient for independent oversight at this time. To the extent the composition of the Board changes and/or grows in the future, the Board may re-evaluate this structure.

Management is responsible for the day-to-day management of risks the Company faces, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience. The policy of our Governance and Nomination Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Governance and Nomination Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Governance and Nomination Committee may reasonably request. There are no differences in the manner in which the Governance and Nomination Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent in writing to the Company’s executive offices, attention: Secretary.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Governance and Nomination Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Governance and Nomination Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Governance and Nomination Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Governance and Nomination Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Governance and Nomination Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

The qualifications of each of the Company’s directors are set forth in their respective biographies above.

Assessments

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

Diversity

The Board values the benefits that diversity can bring and seeks to maintain a Board comprised of talented and dedicated directors with a diverse mix of experience, skills and backgrounds collectively reflecting the strategic needs of the business and the nature of the environment in which the Company operates.

In identifying qualified candidates for nomination to the Board, the Governance and Nomination Committee will consider prospective candidates based on merit, having regard to those competencies, expertise, skills, background and other qualities identified from time to time by the Board as being important in fostering a diverse and inclusive culture which solicits multiple perspectives and views and is free of conscious or unconscious bias and discrimination.

The Governance and Nomination Committee must give due consideration to characteristics, such as gender, age, ethnicity, disability, sexual orientation and geographic representation, which contribute to board diversity. The Governance and Nomination Committee may, in addition to conducting its own search, engage qualified independent advisors to assist in identifying prospective diverse director candidates that meet the selection criteria established by the Board and that support its diversity objectives. In implementing its responsibilities under this policy, the Governance and Nomination Committee will take into account the Board’s diversity objectives and the diverse nature of the business environment in which the Company operates, as well as the need to maintain flexibility to effectively address succession planning and to ensure that the Company continues to attract and retain highly qualified individuals to serve on the Board.

Ethical Business Conduct

The Board has found that the fiduciary duties placed on individual directors by the Company’s governing corporate legislation and the common law and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company. Pursuant to corporate legislation, a director is required to act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances, and disclose to the Board the nature and extent of any interest of the director in any material contract or material transaction, whether made or proposed, if the director is a party to the contract or transaction, is a director or officer (or an individual acting in a similar capacity) of a party to the contract or transaction or has a material interest in a party to the contract or transaction. If the director abstains from voting after disclosure of their interest, the directors approve the contract or transaction and the contract or transaction was reasonable and fair to the Company at the time it was entered into, the contract or transaction is not invalid and the director is not accountable to the Company for any profit realized from the contract or transaction. Otherwise, the director must have acted honestly and in good faith, the contract or transaction must have been reasonable and fair to the Company and the contract or transaction be approved by the shareholders by a special resolution after receiving full disclosure of its terms in order for the director to avoid such liability or to avoid the contract or transaction being found invalid.

Code of Business Conduct and Ethics

In accordance with SEC rules, the Company has adopted a code of business conduct and ethics that applies to the Company’s officers, directors, employees, and contractors.

We have adopted a corporate Code of Business Conduct and Ethics (the “Code”) that applies to all our employees including our principal executive officer, principal financial officer, and principal accounting officer and is administered by our Chief Financial Officer and the Chair of the Governance and Nomination Committee. We believe our Code provides written standards for deterring, and is reasonably designed to deter, wrongdoing. The purpose of our Code is to promote:

•        honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•        full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;

•        compliance with applicable governmental laws, rules and regulations;

•        prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

•        accountability for adherence to the Code.

Our Code is available on our website at www.alphacognition.com. A copy of the Code will be provided to any person without charge upon written request to the Company at its executive offices, attention: Secretary. We intend to disclose on our website any amendment to the Code or waiver from a provision of our Code that applies to any of our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions that relates to any element of our Code.

Hedging Policy

The Company’s share trading policy prohibits hedging or monetization transactions. The policy sets forth hedging or monetization transactions as transactions that can be accomplished through the use of various financial instruments, including prepaid variable forwards, equity swaps, collars and exchange funds. The policy notes that these transactions may permit continued ownership of the Company’s securities obtained through employee benefit plans or otherwise without the full risks and rewards of ownership. When that occurs, a person entering into these types of transactions may no longer have the same objectives as the Company’s other shareholders. In addition, under the policy no director or officer of the Company is permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds that are designed to hedge or offset a decrease in market value of any the Company’s securities granted as compensation or held, directly or indirectly, by such director or officer.

Executive Incentive Compensation Recovery Policy

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, the Company can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

Our Board approved the adoption of an Executive Incentive Compensation Recovery Policy (the “Clawback Policy”), with an effective date of November 12, 2024, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive compensation received within a recovery period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Insider Trading Policy

The Company has adopted an Insider Trading Policy which sets forth insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the registrant’s securities by directors, officers and employees, or the registrant itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards of the Nasdaq. The Company’s Insider Trading Policy prohibits our directors, officers, employees and related persons and entities from trading in the Company’s securities while in possession of material, nonpublic information. The Company’s trading black-out period prevents certain officers of the Company and other designated employees from trading in the Company’s securities during certain blackout periods, subject to limited exceptions. In addition, certain officers and directors of the Company are required to obtain approval in advance of transactions in the Company’s stock. The foregoing summary of the Company’s insider trading policies and procedures does not purport to be complete and is qualified by reference to the Company’s Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Shares, to file reports of ownership and changes of ownership of such securities with the SEC. Except as set forth below, based solely on a review of the reports received by the SEC, the Company believes that, during the fiscal year ended December 31, 2024, the Company’s officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Name	Number of Late Reports (Transactions)	Number of Missing Reports (Transactions)
Henry Du	1 Late Form 3 (No Transactions)	—

EXECUTIVE OFFICERS

The following table contains information regarding the executive officers of the Company as of the date of this Proxy Statement:

Name	Age	Position	Position Held Since
Michael McFadden	57	CEO	April 12, 2021
Lauren D’Angelo	46	COO	October 1, 2023
Henry Du	46	Interim CFO	October 21, 2024

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of the Company.

The following sets forth certain information with respect to each of the Company’s executive officers who is not currently a director. Information with respect to the Company’s Chief Executive Officer, Michael McFadden, is set forth above in “Election of Directors — Directors and Nominees.”

Lauren D’Angelo, 46, Chief Commercial Officer since May 4, 2021, and Chief Operating Officer since 2023

Ms. D’Angelo has more than 20 years of experience leading successful drug commercialization efforts across eight therapeutic areas, including multiple central nervous system therapies. Prior to joining Alpha Cognition in May of 2021, Ms. D’Angelo was Vice President, Marketing and Commercial Strategy at Urovant Sciences, Inc. from October 2017 through May 2021. Ms. D’Angelo has extensive marketing, sales, and operations experience in specialty areas including central nervous system, oncology, gastrointestinal, pain management, respiratory, urology and diabetes. Ms. D’Angelo was recognized as a 2023 PharmaVoice Top 100 Industry Leader, Medical Marketing & Media’s (MM+M) 2022 Woman of Distinction, MM+M’s 2017 Woman to Watch, and was selected as one of Pharmaceutical Executive’s Emerging Pharma Leaders for 2020. Ms. D’Angelo received a B.S. in Management Information Systems from Florida State University and an MBA from the University of Florida.

Henry Du, 46, Vice President of Finance and Accounting and interim Chief Financial Officer since 2024

Mr. Du brings to the Company over 20 years of experience in corporate accounting and finance, with a strong business background in the life science industry. From November 2022 to October 2024, Mr. Du was Sr. Vice President of Accounting and Administration at Amplify Surgical, a medical device company focused on developing innovative endoscopic surgical techniques and spinal implant technologies, where he led the finance and accounting functions, as well as administrative roles including human resources, payroll, compliance, corporate legal, and investor relations. During his tenure there, he was instrumental in helping the company achieve consistent positive EBITDA and profitability, along with doubling average daily operating liquidity. From September 2021 to November 2022, Mr. Du was also VP of Finance and Senior Corporate Controller at HUYABIO International, a leader in globalizing Chinese pharmaceutical innovation, where he established the commercial accounting policy for the company’s product launch in Japan. Prior to HUYABIO, Mr. Du served in leadership roles at Eledon Pharmaceuticals (formerly Novus Therapeutics), a publicly traded clinical-stage biopharmaceutical company from May 2018 to September 2021, United Auto Credit from August 2017 to May 2018, and at Avanir Pharmaceuticals from March 2010 to August 2017.

EXECUTIVE COMPENSATION

As an emerging growth company under the JOBS Act, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which permit us to limit reporting of executive compensation to our principal executive officer and our two other most highly compensated executive officers.

The following table contains compensation data for our named executive officers for the current fiscal year. In this section “Named Executive Officer” or “NEO” means the Principal Executive Officer (President) and each of the two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers for the year ended December 31, 2024 and whose total salary and bonus exceeds $100,000, as well as any additional individuals for whom disclosure would have been provided except that the individual was not serving as an officer of Alpha Cognition at the end of the most recently completed financial year end.

The following table sets forth all direct and indirect compensation paid, payable, awarded, granted, given or otherwise provided, directly or indirectly, by Alpha Cognition Inc. and any subsidiary thereof to each Named Executive Officer and each director of Alpha Cognition, in any capacity, including, for greater certainty, all plan and non-plan compensation, direct and indirect pay, remuneration, economic or financial award, reward, benefit, gift or perquisite paid, payable, awarded, granted, given or otherwise provided to the Named Executive Officers or director for services provided and for services to be provided, directly or indirectly, to Alpha Cognition or any subsidiary thereof:

Summary Compensation Table

Name and Position (a)	Year (b)	Salary ($) (c)		Bonus ($) (d)		Stock Awards ($) (e)	Option Awards(2) ($) (f)		Non-Equity Incentive Plan Compensation ($) (g)	Non-qualified Deferred Compensation Earnings ($) (h)	All Other Compensation(12) ($) (i)	Total ($) (j)
Michael McFadden	2024	$500,000		$255,000		$—	$—		$—	$—	$31,186	$786,186
Chief Executive Officer(1)	2023	$500,000		$125,000		$—	$1,507,292	(3)(4)	$—	$—	$30,186	$2,162,478
	2022	$500,000	(13)	$483,205	(3)	$—	$57,492		$—	$—	$28,551	$1,069,248

Don Kalkofen	2024	$355,287		$214,200		$—	$—		$—	$—	$19,610	$589,097
Former Chief Financial Officer(5)	2023	$420,000		$76,364		$—	$727,617	(6)(7)	$—	$—	$49,735	$1,273,716
	2022	$305,455	(14)	$—		$—	$381,839		$—	$—	$16,350	$703,644

Lauren D’Angelo	2024	$420,000		$209,151		$—	$—		$—	$—	$31,186	$660,337
Chief Commercial Officer and Chief Operating Officer(8)	2023	$410,099		$89,928		$—	$684,184	(10)(11)	$—	$—	$30,186	$1,214,397
	2022	$359,712	(15)	$195,350	(9)	$—	$132,673		$—	$—	$25,551	$712,286

____________

Notes:

(1)      Mr. McFadden was appointed as CEO of the Company effective as of April 12, 2021, and as a director of the Company effective as of March 28, 2022. Mr. McFadden received compensation for acting as the CEO of the Company.

(2)      In January 2023, the Company canceled 80,000 outstanding stock options with an exercise price of CAD$22.50 and issued 80,000 new options with an exercise price of CAD$7.00 with new vesting terms of equal monthly instalments until July 31, 2024. The expiry dates remained unchanged.

(3)      Granted 327,830 bonus rights entitled to a cash bonus equal to an amount by which the fair market value of one common share of the Company exceeds $39.50 multiplied by the number of bonus rights vested. The Officer had earned 65,566 bonus rights.

(4)      In June 2023, the Company granted 240,000 Common Share options with an exercise price of CAD$5.50 per share. The options will be subject to the following vesting terms: 12.5% will vest on June 8, 2023, and the remaining 87.5% will vest in equal monthly instalments until January 30, 2026. These options have an expiry date of June 8, 2033.

(5)      Mr. Kalkofen was appointed as CFO of the Company effective as of April 11, 2022. Mr. Kalkofen resigned effective October 1, 2024.

(6)      In January 2023, the Company canceled 18,000 outstanding stock options with an exercise price of CAD$23.25 and issued 18,000 new options with an exercise price of CAD$7.00 with new vesting terms of equal monthly instalments until July 31, 2024. The expiry dates remained unchanged.

(7)      In June 2023, the Company granted 170,000 Common Share options with an exercise price of CAD$5.50 per share. The options will be subject to the following vesting terms: 12.5% will vest on June 8, 2023, and the remaining 87.5% will vest in equal monthly instalments until January 30, 2026. These options have an expiry date of June 8, 2033.

(8)      Mrs. D’Angelo was appointed as Chief Operating Officer of the Company effective as of September 28, 2023, previously she served as Chief Commercial Officer.

(9)      Granted 42,258 bonus rights entitled to a cash bonus equal to an amount by which the fair market value of one common share of the Company exceeds $39.50 multiplied by the number of bonus rights vested. The Officer had earned 29,505 bonus rights.

(10)    In January 2023, the Company canceled 24,000 outstanding stock options with an exercise price of CAD$22.50 and issued 24,000 new options with an exercise price of CAD$7.00 with new vesting terms of equal monthly instalments until July 31, 2024. The expiry dates remained unchanged. In addition, in January 2023, the Company canceled 6,000 outstanding stock options with an exercise price of CAD$26.25 and issued 6,000 new options with an exercise price of CAD$7.00 with new vesting terms of equal monthly installments until July 31, 2024. The expiry dates remained unchanged.

(11)    In June 2023, the Company granted 158,000 Common Share options with an exercise price of CAD$5.50 per share. The options will be subject to the following vesting terms: 12.5% will vest on June 8, 2023, and the remaining 87.5% will vest in equal monthly installments until January 30, 2026. These options have an expiry date of June 8, 2033.

(12)    Healthcare benefits.

(13)    Includes $72,917 of deferred compensation paid in 2023.

(14)    Includes $61,250 of deferred compensation paid in 2023.

(15)    Includes $46,840 of deferred compensation paid in 2023.

Narrative Disclosure to Summary Compensation Table

The Company’s compensation philosophy for its executive officers is designed to attract well-qualified individuals by paying market based base salaries plus short and long-term incentive compensation in the form of stock options or awards under the Long Term Incentive Plan. In making its determinations regarding the various elements of executive compensation, the Board will have access to and will rely on published studies of compensation paid in comparable businesses.

The duties and responsibilities of the Chief Executive Officer are typical of those of a business entity of the Company’s size in a similar business and include direct reporting responsibility to the chair of the Board, overseeing activities of all other executives of the Company, representing the Company, providing leadership and responsibility for achieving corporate goals, and implementing corporate policies and initiatives.

The objectives of the Company’s executive compensation program are as follows:

•        to attract, retain and motivate talented executives who create and sustain the Company’s continued success;

•        to align the interests of the Company’s executives with the interests of the Company’s shareholders; and

•        to provide total compensation to executives that is competitive with that paid by other companies of comparable size engaged in a similar business in appropriate regions

Overall, the executive compensation program aims to design executive compensation packages that mirror executive compensation packages for executives with similar talents, qualifications and responsibilities at companies with similar financial, operating and industrial characteristics. The Company expects to undergo rapid growth and is committed to retaining its key executives for the next several critical years, while at the same time ensuring that executive compensation is tied to specific corporate goals and objectives. The Company’s executive compensation program has been designed to reward executives for reinforcing the Company’s business objectives and values, for achieving the Company’s performance objectives, and for their individual performance. The executive compensation program consists of a combination of base salary, Long Term Incentive Plan awards and stock option incentives.

Base Salary

The base salary of an executive officer is intended to attract and retain executives by providing a reasonable amount of non-contingent remuneration. The base salary review of any executive officer takes into consideration the current competitive market conditions, experience, proven or expected performance, and the particular skills of the executive officer. Base salary is not evaluated against a formal “peer group.”

Stock Options

The Company believes that equity-based compensation in the form of stock options will link the interests of its executive officers with the long-term interests of the Company’s shareholders. Stock option awards to executive officers will typically be subject to time-based vesting provisions. The Company believes that such awards will encourage executive officers to focus on long-term company performance and increasing long-term shareholder value, and will serve as a useful retention mechanism by encouraging executive officers to remain employed with the Company.

The Company does not have any formal policy regarding when stock options are to be granted or the size of any given grant, and the Company does not intend to tie such grants directly to any pre-established corporate or individual goals. The Company Board or a committee thereof will, however, consider and evaluate the total compensation package, including base salary and Long Term Incentive Plan awards, received or to be received by a particular executive officer, and will seek to ensure that such total compensation package is fair, reasonable and competitive. When considering an award of options to an executive officer, consideration of the number of options previously granted to the executive may be taken into account.

Employment Agreements

The Company, through its subsidiary Alpha Cognition (USA), Inc., entered into an employment agreement dated February 22, 2021, as amended on March 28, 2022, with Michael McFadden, pursuant to which the Company retained Mr. McFadden to act as CEO of the Company effective as of April 12, 2021. Mr. McFadden was also appointed as a director of the Company effective as of March 28, 2022. Pursuant to the agreement, the Company agreed to pay Mr. McFadden an annual base salary of $500,000 and to grant Mr. McFadden an equity interest in the Company based on the value of the Company on a sale or merger, or a listing on the Nasdaq exchange. Mr. McFadden is also entitled to an annual bonus based on achievement of certain milestones, up to a maximum of 50% of his base salary. The agreement may be terminated by either party at any time, for any reason. In the event the agreement is terminated by the Company for any reason other than cause, or by Mr. McFadden for good reason, Mr. McFadden will be entitled to receive his base compensation through to the date of termination, together with severance of six months of base compensation, plus three months of half of base compensation, plus three months of one quarter of base compensation, plus the average of actual performance bonuses paid over the last two years. Mr. McFadden will be entitled to keep options which have vested, however any unvested options would be forfeited. Pursuant to the agreement, in the event of a change of control, Mr. McFadden will receive: a) a cash payment equal to his annual base salary; b) a full bonus payable in cash immediately, irrespective of whether targets have been met; and c) continuation of healthcare benefits for twelve months from date of the change of control event.

On February 18, 2025, the Compensation Committee agreed to increase Mr. McFadden’s annual base salary to $625,000, set a 2025 target bonus of $375,000 and grant him $2,500,000 in stock option compensation.

The Company, through its subsidiary Alpha Cognition (USA), Inc., entered into an employment agreement dated April 11, 2022, as amended on June 15, 2022, with Don Kalkofen, pursuant to which the Company retained Mr. Kalkofen to act as CFO of the Company effective as of April 11, 2022. Pursuant to the agreement, the Company agreed to pay Mr. Kalkofen an annual base salary of $420,000 and Mr. Kalkofen was granted 22,500 options. In the event the agreement is terminated by the Company for any reason other than cause, or by Mr. Kalkofen for good reason, Mr. Kalkofen will be entitled to receive his base compensation through to the date of termination. Mr. Kalkofen will be entitled to keep options which have vested, however any unvested options would be forfeited. Pursuant to the agreement, in the event of a change of control, Mr. Kalkofen will receive: a) a cash payment equal to his annual base salary; b) a cash bonus equal to 50% of his annual base salary; and c) continuation of healthcare benefits for twelve months from date of change of control event. Mr. Kalkofen resigned effective October 1, 2024 and his employment agreement is no longer effective.

The Company entered into an employment agreement with Lauren D’Angelo pursuant to which the Company retained Ms. D’Angelo to act as the Chief Commercial Officer effective as of May 4, 2021. Ms. D’Angelo was promoted to Chief Operating Officer as of September 28, 2023. Pursuant to the agreement, the Company agreed to pay Ms. D’Angelo an annual base salary of $420,000 and Ms. D’Angelo is entitled to an annual bonus based on criteria established by the CEO and approved by the Board, with the target bonus to be 50% of base salary. Ms. D’Angelo is also entitled to receive options. The agreement may be terminated by either party at any time, for any reason, with or without advance notice or cause. Pursuant to the agreement, in the event of a change of control, Ms. D’Angelo will receive: a) a cash payment equal to the annual base salary; b) a full bonus payable in cash immediately, irrespective of whether targets have been met; and c) continuation of healthcare benefits for twelve months from date of change of control event.

On February 18, 2025, the Compensation Committee agreed to increase Ms. D’Angelo’s annual base salary to $500,000, set a 2025 target bonus of $300,000 and grant her $1,500,000 in stock option compensation.

The Company entered into an employment agreement with Henry Du pursuant to which the Company retained Mr. Du to act as the Vice President of Finance and Accounting and interim Chief Financial Officer effective October 21, 2024. Pursuant to the agreement, the Company agreed to pay Mr. Du an annual base salary which is currently $275,000 and Mr. Du will be eligible for a yearly bonus set at 40% of his base salary. In addition to his base compensation, Mr. Du received an initial grant of 32,000 stock options to purchase shares of the Company’s common stock which will vest equally on a quarterly basis over a 12-quarter period, beginning on October 21, 2024 (the “Stock Options”). The Stock Options were granted pursuant to the Company’s 2023 Stock Option Plan.

Outstanding Equity Awards at Fiscal Year-End

A summary of the number and the value of the outstanding equity awards as of December 31, 2024, held by the named executive officers is set out in the table below.

	Option Awards
	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael McFadden	1/18/2023(1)	29,615	11,837	$5.25	1/18/2033
	1/18/2023(2)	37,052	1,497	$5.25	1/18/2033
	6/8/2023(1)	102,188	106,936	$4.25	6/8/2033
	6/8/2023(2)		30,877	$4.25	6/8/2033

Lauren D’Angelo	1/18/2023(2)	19,999	4,000	$5.25	1/18/2033
	1/18/2023(2)	3,750	2,250	$5.25	2/14/2033
	6/8/2023(1)	41,236	55,374	$4.25	6/8/2033
	6/8/2023(2)	26,037	35,353	$4.25	6/8/2033

____________

Notes:

(1)      Non-qualified stock option grant.

(2)      Incentive stock option grant.

(3)      No equity awards or stock options were granted to named executive officers in the fiscal year ended December 31, 2024.

Director Compensation

During the fiscal year ended December 31, 2024, the Company’s directors did not receive any compensation, including any cash, stock awards, option awards, non-equity incentive plan compensation, nonqualified deferred compensation earnings or any other form of compensation.

Narrative Disclosure to Director Compensation Table

Due to the Company being in the development stage and not currently generating revenue, during the fiscal year ended December 31, 2024, our Board had not adopted a compensation policy for the directors and directors were not paid any cash fees in relation to their service on the Board or its committees.

On February 18, 2025, the Compensation Committee established the annual Board compensation package as a base salary of $40,000 per director ($70,000 for the Chairman), $95,000 in stock option grants, an additional $15,000 for the chair of the Audit Committee, $12,000 for the chair of the Compensation Committee and $10,000 for the chair of the Governance Committee, $7,500 for a member of the Audit Committee, $6,000 to a member of the Compensation Committee and $5,000 to a member of the Governance Committee.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides details of compensation plans under which equity securities of Alpha Cognition are authorized for issuance as of December 31, 2024. A description of the significant terms of each of the equity compensation plans of Alpha Cognition follows the table below:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders(2)(3)(4)(5)	1,064,574	$3.50	2,202,714
Equity compensation plans not approved by securityholders	—	$—	—
Total	1,064,574	$3.50	2,202,714

____________

Notes:

(1)      The exercise price for some options and Performance Shares is expressed in United States dollars.

(2)      The total number of securities which may be issued under the 2023 Plan is, at any time, 20% of the Company’s issued and outstanding Common Shares and Restricted Shares at such time. As of December 31, 2024, the Company has a total of 4,728,359 Common Shares and no Restricted Shares issued and outstanding.

(3)      171,332 shares are issued and remain outstanding under the 2022 Stock Option Plan, at an average exercise price of $4.96 per share.

(4)      627,600 shares are issued and remain outstanding under the 2023 Stock Option Plan, at an average exercise price of $4.25 per share.

(5)      265,642 Performance Shares are issued and remain outstanding at an exercise price of $0.25 per share. These Performance Shares were issued pursuant to the Legacy Compensation Plan (as defined below).

Stock option plans and other incentive plans

The Company currently has three forms of incentive plans for its directors, officers, employees and consultants, being: (i) option-based awards pursuant to the 2023 stock option plan; (ii) non-equity based awards in the form of cash bonuses, pursuant to the Company’s cash bonus policy; and (iii) cash-settled share-based payment awards pursuant to the Company’s bonus rights plan.

Exchange Controls

There are no governmental laws, decrees or regulations in Canada that restrict the export or import of capital, including foreign exchange controls, or that affect the remittance of dividends, interest or other payments to non-resident holders of the securities of Alpha Cognition, other than Canadian withholding tax.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our executive officers and directors which are described elsewhere in this prospectus, see “Executive Compensation — Narrative Disclosure to Summary Compensation Table — Employment Agreements,” below we describe transactions since January 1, 2023 to which we were or will be a participant and in which:

•        the amounts involved exceeded or will exceed $120,000; and

•        any of our directors, executive officers or holders of more than 5% of our outstanding voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Transactions with related persons

In March 2015, the Company issued a promissory note of $1,400,000 to NLS, a related party through a common director, for the acquisition of the ALPHA-1062 Technology (“NLS Promissory Note”). In April 2015, the Company and NLS entered into an amendment to the License Agreement pursuant to which the interest rate was reduced to 2% and the maturity date was extended to December 31, 2022, with interest only payments commencing April 1, 2019, at the rate of $2,000 per month. In March 2023, the Company and NLS entered into a second amending agreement pursuant to which the interest rate was increased to 5.5% and the maturity date was extended to July 15, 2024, with monthly interest only payments required. The Company may pay all or any portion of the note and accrued interest prior to the maturity date. As at September 30, 2023, the Company owed NLS $1,211,463 for an outstanding promissory note.

Effective April 1, 2024, the Company and NLS agreed to another amendment to the promissory note pursuant to which the interest rate was increased from 5.5% to 7% and the maturity date was extended from July 15, 2024, to July 15, 2025. Additionally, $300,000 was due on December 31, 2024, with the remaining principal balance due at maturity.

On July 7, 2023, the Company entered into a loan agreement with Alpha Seven a related party through a common director and officers, to advance an amount up to $150,000. The outstanding balance has an interest rate of 12% per annum, a term of 12 months, and is unsecured. To date the Company has advanced $55,000.

On September 24, 2024, the Company issued convertible notes and accompanying warrants pursuant to the closing of its bridge financing transaction. Two holders of 5% or more of our outstanding securities participated in the financing. Manchester Explorer, L.P. purchased $750,000 in principal amount of convertible notes and received warrants exercisable for 71,090 common shares. Nutie Dowdle purchase $250,000 in principal amount of convertible notes and received warrants exercisable for 23,697 common shares.

Indemnification

Our articles contain provisions limiting the liability of directors and provide that we will indemnify the directors and executive officers to the fullest extent permitted under British Columbia law. Our articles also provide the Board with discretion to indemnify the other officers, employees, and agents when determined appropriate by the Board. In addition, we entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them.

Related Person Transactions Policy and Procedure

Our Code of Ethics requires we avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) Alpha Cognition or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our common shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Since the commencement of the Company’s most recently completed financial year, no informed person (a director, officer or holder of 10% or more of the Common Shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction that has materially affected or would materially affect the Company or any of its subsidiaries.

In March 2015, the Company issued a promissory note of US$1,400,000 (the “Promissory Note”) to Neurodyn Life Sciences Inc. (“Neurodyn”), a former related party through common shareholders and management. As at December 31, 2022, the principal balance owing on the Promissory Note was US$1,211,463. On March 1, 2023, Alpha Canada and Neurodyn agreed to a first amendment to the Promissory Note pursuant to which the interest rate was increased from 2% to 5.5% and the maturity date was extended from December 31, 2022 to July 15, 2024. The first amendment also incorporated the Company as a party to the ALPHA-1062 license agreement and added clarity to certain terms and definitions. On April 1, 2024, the Company and Neurodyn agreed to a second amendment to the promissory note pursuant to which the interest rate was increased from 5.5% to 7% and the maturity date was extended from July 2024 to July 2025. Additionally, US$300,000 is due on December 31, 2024, with the remaining principal balance due at maturity.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or director over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

PROPOSALS OF SHAREHOLDERS

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the proxy statement for an annual general meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual general meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Shareholders in connection with the previous year’s annual general meeting. However, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. Accordingly, unless the date of the next annual general meeting is changed by more than 30 days from the date of this year’s meeting the deadline for submitting shareholder proposals for inclusion in the proxy statement for the next annual general meeting of the Company will be January 5, 2026. If a shareholder proposal is not submitted to the Company by January 5, 2026, the Company may still grant discretionary proxy authority to vote on a Shareholder proposal if such proposal is received by the Company by February 6, 2026 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

In addition, there are (i) certain requirements relating to shareholder proposals contained in the Business Corporations Act (British Columbia). If any person entitled to vote at an annual meeting of the shareholders wishes to propose any matter for consideration at the next annual meeting, in order for such proposal to be considered for inclusion in the materials made available to shareholders in respect of such meeting, such proposal must be received by the Company at its registered office at least three months before the anniversary date of the current year’s annual meeting. Accordingly, based on the date of this year’s Meeting, the deadline for submitting shareholder proposals for inclusion in the proxy statement for the next annual general meeting of the Company will be March 19, 2026. In addition, such person must meet the definition of a “qualified shareholder” and otherwise comply with the requirements for shareholder proposals set out in sections 187 to 191 of the Business Corporations Act (British Columbia).

In addition to satisfying the foregoing requirements under our bylaws and the Business Corporations Act (British Columbia), to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than our nominees for the Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 20, 2026, unless the date of our 2026 annual meeting has changed by more than 30 days calendar days from this year’s annual meeting in which case such notice will be due on the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at Alpha Cognition Inc., 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, to inform us of their request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

ANNUAL REPORT ON FORM 10-K

Our Annual Report, which is our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is being mailed with this Proxy Statement. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Alpha Cognition Inc,. 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, Attention: Secretary.

ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Alpha Cognition Inc,. 1452 Hughes Rd., Ste. 200, Grapevine, Texas 76051, Attention: Secretary.

Additional information relating to the Company is available on the SEDAR+ website at www.sedarplus.ca Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year, which will be available online at www.sedarplus.ca.

APPENDICES

APPENDIX A Form of Proxy Card

APPENDIX B New Incentive Plan

SCHEDULE A Audit Committee Charter

Dated at Vancouver, British Columbia, this 30th day of April, 2025.

ON BEHALF OF THE BOARD OF DIRECTORS
/s/ Michael McFadden
Michael McFadden
Chief Executive Officer

APPENDIX A

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 Security Class COMMON Holder Account Number C1234567890 XXX Fold Form of Proxy - Annual General Meeting to be held on Thursday, June 19, 2025 This Form of Proxy is solicited by and on behalf of Management and the Board of Directors. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management and the Board of Directors. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 9:00 am (Central Time), on Tuesday, June 17, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. 123456789012345 CONTROL NUMBER 0231IA CPUQC01.E.INT/000001/i1234

A-1

MR SAM SAMPLE I/We being holder(s) of securities of Alpha Cognition Inc. (the “Company”) hereby appoint: Michael McFadden, Director and CEO of the Company, or failing this person, Henry Du, CFO of the Company, or failing this person, Edward Mayerhofer, solicitor for the Company (the “Management Nominees”) Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. C1234567890 XXX 123 OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of holders of common shares (“Common Shares”) and Class B Series A preferred shares (“Preferred Shares”) of the Company to be held at 215 E Dallas Rd, Grapevine, TX 76051 on Thursday, June 19, 2025 at 9:00 am (Central Time), and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Number of Directors To set the number of Directors at six (6). For Against Abstain 2. Election of Directors 01. Michael McFadden For Withhold 04. Len Mertz 02. Kenneth Cawkell For Withhold 05. Phillip Mertz 03. Rajeev ‘Rob’ Bakshi For Withhold 06. Robert Wills 3. Appointment of Auditors Appointment of Manning Elliott LLP as auditors of the Company for the ensuing year and authorizing the directors to fix their remuneration. For Against Abstain 4. Approval of 2025 Stock and Incentive Plan To consider and, if thought advisable, to pass, with or without variation, an ordinary resolution ratifying, confirming and approving the adoption of the Company’s 2025 Stock and Incentive Plan. For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management and the Board of Directors. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. DD / MM / YY Date Signature(s) Signing Capacity 378743 AR1 Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. Information Circular – Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. YTLQ 999999999999 XXXX 0231JA

A-2

APPENDIX B

Alpha Cognition Inc.
2025 stock and INCENTIVE PLAN

Section 1.    Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2.    Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)         “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)         “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)         “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d)         “Board” shall mean the Board of Directors of the Company.

(e)         “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)          “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be “independent” as defined by the NASDAQ rules and a “non-employee director” within the meaning of Rule 16b-3.

(g)         “Company” shall mean Alpha Cognition Inc. and any successor corporation.

(h)         “Director” shall mean a member of the Board.

(i)          “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

(j)          “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person, and may only be granted an Award in connection with the provision of services not related to capital raising or promoting or maintaining a market for the Shares.

(k)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)          “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of one Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)        “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)         “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)         “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(p)         “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan.

(q)         “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r)          “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(s)          “Plan” shall mean the Alpha Cognition Inc. 2025 Stock and Incentive Plan, as amended from time to time.

(t)          “Prior Stock Plans” shall mean the Company’s 2022 Option Plan and the Company’s 2023 Stock Option Plan, as each have been and may be amended from time to time.

(u)         “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(v)         “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(w)        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(x)         “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(y)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(z)         “Share” or “Shares” shall mean common shares with no par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(aa)        “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(bb)       “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.    Administration

(a)         Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Sections 6 and 7,

(vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Sections 6 and 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)         Delegation.    The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable corporate law.

(c)         Power and Authority of the Board.    Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)         Indemnification.    To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4.    Shares Available for Awards

(a)         Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal:

(i)          2,000,000 Shares, plus

(ii)         any Shares subject to any outstanding award under the Prior Stock Plans that, after June 19, 2025, are not purchased or are forfeited, paid in cash or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award.

On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the applicable Prior Stock Plan.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve under paragraph (ii) above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.

(b)         Counting Shares.    For purposes of this Section 4, except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)          Shares Added Back to Reserve.    If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Solely for the avoidance of doubt and without limiting the foregoing, the following Shares will become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (C) Shares covered by a stock-settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(ii)         Cash-Only Awards.    Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iii)        Substitute Awards Relating to Acquired Entities.    Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)         Adjustments.    In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)          Award Limitations Under the Plan.    The limitations contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)          Individual Annual Limitation on Eligible Persons Other Than Non-Employee Directors.    No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 800,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)         Limitation for Awards Granted to Non-Employee Directors.    Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5.    Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

(a)         Options.    The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)          Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)         Option Term.    The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.

(iii)        Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)        Promissory Notes.    For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)         Net Exercises.    The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)        Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)        To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year

(under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).

(B)         All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(C)         Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(D)        The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)         Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)         Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c)         Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)          Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the

Committee’s general authority under Section 3(a) but subject to any specific limitations in Sections 6 and 7, vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

(ii)         Issuance and Delivery of Shares.    Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)         Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.

(e)         Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this section shall contain a purchase right or an option-like exercise feature.

(f)          General.

(i)          Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)         Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)        Limits on Transfer of Awards.    No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. The Committee otherwise shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be in accordance with the rules of Form S-8 (e.g., limited to immediate family members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations); and provided, further, that such transfers shall not be made for consideration to the Participant. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(iv)        Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)         Prohibition on Option and Stock Appreciation Right Repricing.    Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vi)        Section 409A Provisions.    Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vii)       Minimum Vesting.    Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the commencement of the period over which performance is evaluated); provided, however, that the Award Agreement by its terms may permit acceleration or waiver of the minimum restrictions upon a change in control or upon the Participant’s separation from service due to death or disability. Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum exercise and vesting requirements may be issued:

(A)        substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)         shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year;

(C)         Awards issued to non-employee Directors that provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual shareholder meeting date following the grant date, so long as the next annual shareholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date; and

(D)        any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

Nothing in this Section 6 shall limit the authority of the Committee to amend or modify any Award to accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).

(viii)      Acceleration of Vesting or Exercisability.    No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.    Amendment and Termination; Corrections

(a)         Amendments to the Plan and Awards.    The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)          amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)         amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)        make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

(iv)        amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)          require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)         increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)        increase the share or value limitations contained in Section 4(d) of the Plan;

(iv)        permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(v) of the Plan;

(v)         permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)        increase the maximum term permitted for Options and Stock Appreciation Rights as specified in and Section 6(b).

(b)         Corporate Transactions.    In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i)          either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)         that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)        that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)        that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)         Correction of Defects, Omissions and Inconsistencies.    The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.    General Provisions

(a)         No Rights to Awards.    No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)         Award Agreements.    No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c)         Plan Provisions Control.    In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)         No Rights of Shareholders.    Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(d)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e)          No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)          No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)         Governing Law.    The internal law, and not the law of conflicts, of British Columbia shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h)         Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)          No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)          Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)         No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)          Headings.    Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.  Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.

Section 11.  Effective Date of the Plan

The Plan was adopted by the Board on April 27, 2025. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on June 19, 2025, and the Plan shall be effective as of the date of such shareholder approval. On and after shareholder approval of the Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the applicable Prior Stock Plan.

Section 12.  Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, at midnight on June 19, 2035, unless terminated before then by the Board. Awards may be granted under the Plan until the earlier to occur of termination of the Plan or the date on which all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

ALPHA COGNITION INC.
(the “Company”)

CHARTER OF THE AUDIT COMMITTEE

1.    Purposes and Responsibilities

The Audit Committee (the “Committee”) shall assist the Board in fulfilling its responsibility for oversight of the Company’s financial accounting and reporting, the system of internal controls established by management, and the adequacy of internal and independent auditing relative to these activities.

2.    Authority to Retain Experts

The Committee shall have the authority to retain outside counsel or other experts as necessary to assist the Committee in fulfilling its responsibilities. The Company will provide adequate funding, as determined by the Committee, to pay such outside counsel or other experts and cover all other costs of the Committee in fulfilling its responsibilities hereunder.

3.    Reporting

The Committee shall report to the Board.

4.    Appointment and Composition

The Committee and its Chair shall be appointed by the Board. The Chair shall be a member of the Committee.

The Committee shall consist of at least three directors, a majority of whom must not be executive officers, employees or control persons of the Company or of an affiliate of the Company. If the Company lists its common shares on the Nasdaq Stock Market, then the Committee shall consist of at least three directors, all of whom are independent (as that term is used in National Instrument 52-110, Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the United States Securities and Exchange Commission and the listing rules of the Nasdaq Stock Market), that is, who are independent of management and are free from any interest and any business or other relationship which could, or might reasonably be perceived to, materially interfere with their ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding.

Each of the members of the Committee shall have a working familiarity with basic finance and accounting practices, and shall have experience with reviewing and approving public company financial statements, either as part of management or as a member of a public company’s audit committee. Each member of the members of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

At least one member of the Committee shall have accounting or related financial management expertise sufficient to be considered a “financial expert” under Item 407(d)(5) of Regulation S-K under the Exchange Act and “financially sophisticated” under the listing standards of the Nasdaq Stock Market.

5.    Duties

The Committee shall:

a)    Provide for an open avenue of communications between the independent auditors, management and the Board and, at least once annually, meet with the independent auditors independently of management.

b)    Review the qualifications and evaluate the performance of the independent auditors and be directly responsible for the compensation, retention and oversight of the independent auditors. The independent auditors shall be ultimately accountable to the Board and the Committee, as representatives of the shareholders.

c)    Inquire as to the independence of the external auditors and obtain, at least annually, a formal written statement delineating all relationships between the independent auditors and the Company as contemplated by Independence Standards Board Standard No. 1 — Independence Discussions with Audit Committees and under any applicable rules of the Public Company Accounting Oversight Board and discuss with the auditors any relationships that may impact the auditor’s independence.

d)    Review and approve the independent auditors’ annual engagement letter.

e)    Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) the results of their audit, including their letter of recommendations for management (3) their evaluation of the adequacy of the Company’s system of internal controls, (4) significant areas of disagreement, if any, with management (5) cooperation received from management in the conduct of the audit and (6) significant accounting, reporting, regulatory or industry developments affecting the Company.

f)    Discuss with management and the independent auditors any issues regarding significant business risks or exposures and assess the steps management has taken to minimize such risk.

g)    Review with management and the independent auditors the Company’s unaudited quarterly financial statements and the Company’s audited annual financial statements and make a recommendation to the Board as to approval thereof.

h)    In reviewing the quarterly and annual financial statements, include a review of estimates, reserves, accruals, write downs, judgmental areas, audit adjustments, difficulties encountered in performing any audit, and such other review as may be appropriate.

i)    Review and satisfy itself on behalf of the Board with respect to the Company’s internal control over financial reporting and information systems.

j)    Review and pre-approve any non-audit services to be provided by the external auditors’ firm and consider the impact on the independence of the auditors; between scheduled meetings, the Chair is authorized to approve all audit related services and non-audit services provided by the external auditors for individual engagements with estimated fees of $25,000 and under; and shall report all such approvals to the Committee at its next scheduled meeting.

k)    Review and approve all related-party transactions of the Company.

l)    Review, at least annually, and more frequently if necessary, the Company’s policies for risk assessment and risk management (the identification, monitoring, and mitigation of risks).

m)    Inquire of management and the independent auditor about significant business, political, financial and control risks or exposure to such risk.

n)    Request the external auditor’s opinion of management’s assessment of significant risks facing the Company and how effectively they are being managed or controlled.

o)    Assess the effectiveness of the over-all process for identifying principal business risks and report thereon to the Board.

p)    Perform such other functions as assigned by law, the Company’s bylaws or as the Board deems necessary and appropriate.

6.    Committee Meetings and Board Reporting

Meetings will be held as required, but not less than quarterly. Minutes will be recorded and reports of committee meetings will be presented at the next regularly scheduled Board meeting.

7.    Committee Charter Review and Approval

This Audit Committee Charter shall be reviewed, reassessed and approved by the Board annually.

8.    Whistleblower Policy

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters, or other matters of concern, related to the policies of the Company as set out in the attached Schedule A.

SCHEDULE “A”
To the Audit Committee Charter

Procedures for the Submission of Complaints or Concerns Regarding
Accounting, Internal Accounting Controls, Auditing Matters

The Audit Committee of the Board of Directors of ALPHA COGNITION INC. (the “Company”) has established procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the submission by employees of the Company and others, on a confidential and anonymous basis, of concerns regarding questionable accounting or auditing matters.

In accordance with National Instrument 52-110, the Audit Committee has adopted the following procedures:

1.    The Company shall promptly forward to the Audit Committee any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.

2.    Any employee of the Company may submit, on a confidential, anonymous basis if the employee so desires, any concerns (the “concern”) regarding financial statement disclosures, accounting, internal accounting controls or auditing matters, or other matters of concern, related to the policies of the Company. All such concerns shall be set forth in writing and forwarded in a sealed envelope to the Chairman of the Audit Committee, in care of the Company’s Chairman at:

APHA COGNITION INC.
#301 – 1228 Hamilton Street
Vancouver, BC V6B 6L2
Attention: Chairman of the Audit Committee
Email: info@alphacognition.com

If an employee would like to discuss the concern with a member of the Audit Committee, the employee should indicate this in the submission and include a telephone number at which he or she might be contacted if the Audit Committee deems it appropriate.

3.    Following the receipt of any concern submitted hereunder (the “submission”), the Audit Committee will investigate each matter so reported and take such steps, actions or institute such procedures as the Audit Committee deems appropriate.

4.    The Audit Committee may enlist employees of the Company and/or outside legal, accounting, or other advisors, as appropriate, to conduct any investigation of the submission and such other outside advisors shall use reasonable efforts to protect the confidentiality and anonymity of the complainant.

5.    The Board of Directors stands behind this policy and guarantees that no retaliation of any kind will be taken or permitted to be taken against employees with respect to any submission made in good faith.

6.    The Audit Committee shall retain the submission and the documentation related thereto as part of the records of the Audit Committee.

AUDIT COMMITTEE
ALPHA COGNITION INC.

S-4